AS FILED WITH THE SEC ON __________.                  REGISTRATION NO.  33-61079



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ______________________

                       POST-EFFECTIVE AMENDMENT NO. 5 TO

                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2
                            ______________________

                            THE PRUDENTIAL VARIABLE
                              APPRECIABLE ACCOUNT
                             (Exact Name of Trust)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                               751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                                (800) 782-5356
         (Address and telephone number of principal executive offices)
                            ______________________

                               THOMAS C. CASTANO
                              ASSISTANT SECRETARY
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                    (Name and address of agent for service)

                                   Copy to:
                               JEFFREY C. MARTIN
                                SHEA & GARDNER
                        1800 MASSACHUSETTS AVENUE, N.W.
                            WASHINGTON, D.C. 20036
                            ______________________


It is proposed that this filing will become effective (check appropriate space):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
       -----------
         (date)
[_] 60 days after filing pursuant to paragraph (a) of Rule 485

[_] on ______________________ pursuant to paragraph (a) of Rule 485
         (date)

                             CROSS REFERENCE SHEET
                         (AS REQUIRED BY FORM N-8B-2)


N-8B-2 ITEM NUMBER            LOCATION
------------------            --------

        1.                    Cover Page

        2.                    Cover Page

        3.                    Not Applicable

        4.                    Sale of the Contract and Sales Commissions

        5.                    The Prudential Variable Appreciable
                              Account

        6.                    The Prudential Variable Appreciable
                              Account

        7.                    Not Applicable

        8.                    Not Applicable

        9.                    Litigation

        10. Introduction and Summary; Voting Rights; Charges and Expenses; Short-Term Cancellation Right, or "Free-Look"; Types of Insurance Amount; Changing the Type of Insurance Amount; Premiums; Allocation of Premiums; Contract Date; Transfers; How a Contract's Cash Surrender Value Will Vary; How a Fixed Insurance Amount Contract's Death Benefit Will Vary; How a Variable Insurance Amount Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Decreases in Basic Insurance Amount; Lapse and Reinstatement; When Proceeds are Paid; Riders; Other General Contract Provisions; Substitution of Series Fund
                              Shares

        11.                   Introduction and Summary; The Prudential Variable
                              Appreciable Account

        12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

        13. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions

        14.                   Introduction and Summary; Requirements for
                              Issuance of a Contract

N-8B-2 ITEM NUMBER            LOCATION
------------------            --------

        15.                   Introduction and Summary; Allocation of Premiums;
                              Transfers; The Fixed-Rate Option

        16. Introduction and Summary; Detailed Information for Prospective Contract Owners

        17.                   When Proceeds are Paid

        18.                   The Prudential Variable Appreciable Account

        19.                   Reports to Contract Owners

        20.                   Not Applicable

        21.                   Contract Loans

        22.                   Not Applicable

        23.                   Not Applicable

        24.                   Other General Contract Provisions

        25.                   The Prudential Insurance Company of America

        26. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses

        27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

        28.                   The Prudential Insurance Company of America;
                              Directors and Officers

        29.                   The Prudential Insurance Company of America

        30.                   Not Applicable

        31.                   Not Applicable

        32.                   Not Applicable

        33.                   Not Applicable

        34.                   Not Applicable

        35.                   The Prudential Insurance Company of America

        36.                   Not Applicable

        37.                   Not Applicable

        38.                   Sale of the Contract and Sales Commissions

        39.                   Sale of the Contract and Sales Commissions

        40.                   Not Applicable

N-8B-2 ITEM NUMBER            LOCATION
------------------            --------

        41.                   Sale of the Contract and Sales Commissions

        42.                   Not Applicable

        43.                   Not Applicable

        44. Introduction and Summary; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Fixed Insurance Amount Contract's Death Benefit Will Vary; How a Variable Insurance Amount Contract's Death Benefit Will Vary

        45.                   Not Applicable

        46. Introduction and Summary; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

        47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

        48.                   Not Applicable

        49.                   Not Applicable

        50.                   Not Applicable

        51.                   Not Applicable

        52.                   Substitution of Series Fund Shares

        53.                   Tax Treatment of Contract Benefits

        54.                   Not Applicable

        55.                   Not Applicable

        56.                   Not Applicable

        57.                   Not Applicable

        58.                   Not Applicable

        59. Financial Statements: Financial Statements of The Survivorship Preferred Life Subaccounts of The Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and its subsidiaries

                                    PART 1

                      INFORMATION REQUIRED IN PROSPECTUS

                           SURVIVORSHIP PREFERRED(R)
                       VARIABLE UNIVERSAL LIFE INSURANCE




                                  PROSPECTUS



                                  May 1, 2000
                   The Prudential Variable Appreciable Account










                                  SURVIVORSHIP






                                                            [LOGO OF PRUDENTIAL]

PROSPECTUS

MAY 1, 2000

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

SURVIVORSHIP PREFERRED(R)

This prospectus describes an individual flexible premium survivorship variable universal life insurance contract offered by The Prudential Insurance Company of America ("Prudential," "us," "we," or "our") under the name SURVIVORSHIP PREFERRED(R) (the "Contract"). The Contract provides life insurance coverage on two insureds with a death benefit payable on the second death.


INVESTMENT CHOICES:

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

 .    Invest in one or more of 15 variable investment options each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

          MONEY MARKET            CONSERVATIVE BALANCED   EQUITY
          DIVERSIFIED BOND        FLEXIBLE MANAGED        PRUDENTIAL JENNISON
          GOVERNMENT INCOME       HIGH YIELD BOND         SMALL CAPITALIZATION STOCK
          ZERO COUPON BOND 2000   STOCK INDEX             GLOBAL
          ZERO COUPON BOND 2005   EQUITY INCOME           NATURAL RESOURCES

 .    Invest in the fixed-rate option which pays a guaranteed interest rate.

This prospectus describes the Contract generally and The Prudential Variable Appreciable Account (the "Account"). The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the portfolios. Prudential may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT MAY BE PURCHASED THROUGH REGISTERED REPRESENTATIVES LOCATED IN BANKS AND OTHER FINANCIAL INSTITUTIONS. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY AND MAY LOSE VALUE. AN INVESTMENT IS ALSO NOT A CONDITION TO THE PROVISION OR TERM OF ANY BANKING SERVICE OR ACTIVITY. THE PARTICIPATING BANK IS NOT A REGISTERED BROKER-DEALER AND IS NOT AFFILIATED WITH PRUCO SECURITIES CORPORATION.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (800) 782-5356

PRUDENTIAL SURVIVORSHIP PREFERRED is a registered mark of Prudential.

                              PROSPECTUS CONTENTS

                                                                                                                       PAGE
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...............................................................      1

INTRODUCTION AND SUMMARY...........................................................................................      2
   Brief Description of the Contract...............................................................................      2
   Charges.........................................................................................................      2
   Types of Death Benefit..........................................................................................      5
   Premium Payments................................................................................................      5
   Refund..........................................................................................................      5

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
UNDER THE CONTRACT.................................................................................................      6
   The Prudential Insurance Company of America.....................................................................      6
   The Prudential Variable Appreciable Account.....................................................................      6
   The Prudential Series Fund, Inc.................................................................................      7
   Voting Rights...................................................................................................      9
   The Fixed-Rate Option...........................................................................................      9
   Which Investment Option Should Be Selected?.....................................................................     10

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS...............................................................     10
   Charges and Expenses............................................................................................     10
   Requirements for Issuance of a Contract.........................................................................     14
   Short-Term Cancellation Right or "Free-Look"....................................................................     14
   Types of Insurance Amount.......................................................................................     14
   Changing the Type of Insurance Amount...........................................................................     15
   Premiums........................................................................................................     15
   Allocation of Premiums..........................................................................................     16
   Death Benefit Guarantee.........................................................................................     17
   Contract Date...................................................................................................     18
   Transfers.......................................................................................................     18
   Dollar Cost Averaging...........................................................................................     19
   Auto-Rebalancing................................................................................................     20
   How a Contract's Cash Surrender Value Will Vary.................................................................     20
   How a Fixed Insurance Amount Contract's Death Benefit Will Vary.................................................     20
   How a Variable Insurance Amount Contract's Death Benefit Will Vary..............................................     22
   Participation in Divisible Surplus..............................................................................     23
   Surrender of a Contract.........................................................................................     23
   Withdrawals.....................................................................................................     23
   Decreases in Basic Insurance Amount.............................................................................     24
   When Proceeds Are Paid..........................................................................................     24
   Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums................................     24
   Contract Loans..................................................................................................     26
   Sale of the Contract and Sales Commissions......................................................................     27
   Tax Treatment of Contract Benefits..............................................................................     27
   Lapse and Reinstatement.........................................................................................     29
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.............................................     30
   Other General Contract Provisions...............................................................................     30
   Riders..........................................................................................................     31
   Substitution of Series Fund Shares..............................................................................     31
   Reports to Contract Owners......................................................................................     31
   State Regulation................................................................................................     31
   Experts.........................................................................................................     32

   Litigation......................................................................................................     32
   Additional Information..........................................................................................     33
   Financial Statements............................................................................................     33

DIRECTORS AND OFFICERS OF PRUDENTIAL...............................................................................     34

FINANCIAL STATEMENTS OF THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT........................................................................     A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND ITS SUBSIDIARIES............................................................................     B1

             DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

ACCUMULATED NET PAYMENTS -- the actual premium payments you make accumulated at an effective annual rate of 4% less any withdrawals you make accumulated at an effective annual rate of 4%.

ATTAINED AGE -- An insured's age on the Contract date plus the number of years since then.

BASIC INSURANCE AMOUNT -- The amount of life insurance as shown in the Contract. Also referred to as "face amount."

CASH SURRENDER VALUE -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt. Also referred to in the Contract as "Net Cash Value."

CONTRACT -- The Survivorship Preferred policy described in this prospectus.

CONTRACT ANNIVERSARY -- The same date as the Contract date in each later year.

CONTRACT DATE -- The date the Contract is effective, as specified in the Contract.

CONTRACT DEBT -- The principal amount of all outstanding loans plus any interest accrued thereon.

CONTRACT FUND -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

CONTRACT MONTH -- A month that starts on the Monthly date.

CONTRACT OWNER[S] -- You. Unless a different owner is named in the application, the owners of the Contract are the insureds jointly or the survivor of them. If the Contract is owned jointly, the exercise of rights under the Contract must be made by both jointly.

CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary.

DEATH BENEFIT -- If the Contract is not in default, this is the amount we will pay upon the second death of two insureds, assuming no Contract debt.

FIXED-RATE OPTION -- An investment option under which Prudential guarantees that interest will be added to the amount invested at a rate declared periodically in advance.



ISSUE AGE -- An insured's age as of the Contract date.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.

SEPARATE ACCOUNT -- Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called The Prudential Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Prudential.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA -- Us, we, our, Prudential. The company offering the Contract.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND") -- A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT (THE "ACCOUNT") -- A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.



VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.



VARIABLE INVESTMENT OPTIONS -- the 15 Series Fund portfolios available under this Contract, whose shares are held in the separate account.

YOU -- The owner[s] of the Contract.

                             INTRODUCTION AND SUMMARY


This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

BRIEF DESCRIPTION OF THE CONTRACT

The SURVIVORSHIP PREFERRED Contract is a flexible premium variable universal life insurance policy. It is issued by Prudential. The Contract provides life insurance coverage, with a death benefit payable upon the second death of two insureds. A significant element of the Contract is the Contract Fund. The Contract Fund represents the value of your Contract and changes every business day.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 15 available variable investment options or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular portfolios (or fixed-rate option) that you have selected for the investment of your Contract Fund.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 10. If you select the fixed-rate option, Prudential credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans will negate any guarantee against lapse and may result in adverse tax consequences. See DEATH BENEFIT GUARANTEE, page 17, and TAX TREATMENT OF CONTRACT BENEFITS, page 27.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses.

The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 10.

                    ------------------------------------------
                                PREMIUM PAYMENT

                    .    less a charge of up to 7.5% for any
                         taxes attributable to premiums.
                    .    less a charge for sales expenses (this
                         charge depends on the Contract year
                         and the amount paid during that year
                         and disappears after the 20/th/ year).
                    ------------------------------------------

          -------------------------------------------------------------
                            INVESTED PREMIUM AMOUNT

          To be invested in one or a combination of:

               .    15 investment portfolios of the Series Fund
               .    The fixed-rate option
          --------------------------------------------------------------
     ------------------------------------------------------------------------
                                 CONTRACT FUND

     On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
                                 DAILY CHARGES

     . We deduct management fees and expenses from the Series Fund assets. See UNDERLYING PORTFOLIO EXPENSES chart, below.
     .    We deduct a daily mortality and expense risk charge,
          equivalent to an annual rate of up to 0.9%, from the assets in the variable investment options.
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------

                   PRUDENTIAL ADJUSTS THE CONTRACT FUND FOR:

     .    Addition of any new invested premium amounts.
     . Addition of any increase due to investment results of the chosen variable investment options.
     . Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.
     . Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5%
          or 5%.  See CONTRACT LOANS, page 26.)
     . Subtraction of any decrease due to investment results of the chosen variable investment options.
     .    Subtraction of any amount withdrawn.
     .    Subtraction of the charges listed below, as applicable.
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

                                MONTHLY CHARGES

     .    We reduce the Contract Fund by a monthly administrative charge of up to $7.50 per Contract and $0.07 per $1,000 of basic insurance amount; after the first Contract year, the $0.07 per $1,000 portion of the charge drops to $0.01 per $1,000 of basic insurance amount.
     .    We deduct a cost of insurance ("COI") charge.
     . We reduce the Contract Fund by a Death Benefit Guarantee risk charge of up to $0.01 per $1,000 of the basic insurance amount.
     . If the Contract includes riders, we deduct rider charges from the Contract Fund.
     . If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

     .    We assess an administrative processing charge of up to $25 for any withdrawals.
     . We reserve the right to charge up to $25 for each basic insurance amount decrease, although no such charge is currently being made.
     . We assess an administrative processing charge of up to $25 for each transfer exceeding 12 in any Contract year.
     -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                         UNDERLYING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            TOTAL
PORTFOLIO                          INVESTMENT           OTHER            CONTRACTUAL        TOTAL ACTUAL
                                  ADVISORY FEE         EXPENSES            EXPENSES           EXPENSES*
---------------------------------------------------------------------------------------------------------
Money Market                         0.40%               0.02%               0.42%              0.42%
Diversified Bond                     0.40%               0.03%               0.43%              0.43%
Government Income                    0.40%               0.04%               0.44%              0.44%
Zero Coupon Bond 2000 (1)            0.40%               0.18%               0.58%              0.40%
Zero Coupon Bond 2005 (1)            0.40%               0.19%               0.59%              0.40%
Conservative Balanced                0.55%               0.02%               0.57%              0.57%
Flexible Managed                     0.60%               0.02%               0.62%              0.62%
High Yield Bond                      0.55%               0.05%               0.60%              0.60%
Stock Index                          0.35%               0.04%               0.39%              0.39%
Equity Income                        0.40%               0.02%               0.42%              0.42%
Equity                               0.45%               0.02%               0.47%              0.47%
Prudential Jennison                  0.60%               0.03%               0.63%              0.63%
Small Capitalization Stock           0.40%               0.05%               0.45%              0.45%
Global                               0.75%               0.09%               0.84%              0.84%
Natural Resources                    0.45%               0.12%               0.57%              0.57%
---------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
---------------------------------------------------------------------------------------------------------

(1) Prudential, on a non-guaranteed basis, makes daily adjustments that will offset the effect on Contract owners of some of these expenses to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolios will not exceed the investment advisory fee. Prudential does not intend to discontinue these adjustments in the future, although it retains the right to do so.

TYPES OF DEATH BENEFIT

There are two types of death benefit available. You may choose a Contract with a fixed insurance amount under which the cash surrender value varies daily with investment experience, and the basic insurance amount you initially chose does not change. However, the Contract Fund may grow to a point where the insurance amount may increase and vary with investment experience. If you choose a Contract with a variable insurance amount, the cash surrender value and the insurance amount both vary with investment experience. For either type of insurance amount, as long as the Contract is inforce, the insurance amount will never be less than the basic insurance amount shown in your Contract. See TYPES OF INSURANCE AMOUNT, page 14.

PREMIUM PAYMENTS

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain inforce if the Contract Fund is sufficient to cover the charges. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the accumulated premiums you pay are high enough, and Contract debt does not exceed the Contract Fund, Prudential guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. There are two guarantees available, one that lasts for the lifetime of the Contract and another that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. See PREMIUMS, page 15, DEATH BENEFIT GUARANTEE, page 17 and LAPSE AND REINSTATEMENT, page 29.

We offer and suggest regular billing of premiums, even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Prudential representative when you apply for the Contract. See PREMIUMS, page 15.

REFUND

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK," page 14.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC.

                    GENERAL INFORMATION ABOUT PRUDENTIAL,
                 THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
                     AND THE VARIABLE INVESTMENT OPTIONS
                         AVAILABLE UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, Prudential's Board of Directors authorized management to take preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of Prudential's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

We have established a separate account, The Prudential Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 15 available variable investment options. When you choose a variable investment option, we purchase shares of the corresponding Series Fund portfolio which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Prudential that invests in the Series Fund is referred to in your Contract as the subaccount. Prudential may add additional variable investment options in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain subsidiary insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

THE SERIES FUND HAS A SEPARATE PROSPECTUS THAT IS PROVIDED WITH THIS PROSPECTUS. YOU SHOULD READ THE SERIES FUND PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE ASSETS TO THE VARIABLE INVESTMENT OPTIONS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE SERIES FUND PORTFOLIOS WILL BE MET.

Listed below are the available portfolios of the Series Fund and their investment objectives.

 .    MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

 .    DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

 .    GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

 .    TWO ZERO COUPON BOND PORTFOLIOS - 2000 AND 2005:  The investment objective of these two portfolios is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On November 15, 2000, the liquidation date of the Zero Coupon Bond 2000 Portfolio, investments in that Portfolio will be transferred to the Money Market Portfolio.

 .    CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 .    FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 .    HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return.
     The Portfolio invests primarily in high yield/high risk debt securities.

 .    STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Index (the "S&P 500").

 .    EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 or the NYSE Composite Index.

 .    EQUITY PORTFOLIO: The investment objective is capital appreciation. The
     Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

 .    PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-
     term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

 .    SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

 .    GLOBAL PORTFOLIO: The investment objective is long-term growth of capital.
     The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

 .    NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary, Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Prudential, PIC, and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. See DEDUCTIONS FROM PORTFOLIOS, page 11.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

VOTING RIGHTS

We are the legal owner of the Series Fund shares associated with the variable investment options. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to invest, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year;
(2) a new crediting rate will apply to that money until the first day of the same month in the next year; (3) thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice.

Prudential is not obligated to credit interest at a higher rate than an effective annual rate of 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option may be subject to strict limits. (See TRANSFERS, page 18). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months (see WHEN PROCEEDS ARE PAID, page 24).

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. You may want even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends AGAINST frequent transfers among the several investment options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                           DETAILED INFORMATION FOR
                          PROSPECTIVE CONTRACT OWNERS

CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See CONTRACT LOANS, page 26. Most charges, although not all, are made by reducing the Contract Fund.

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

DEDUCTIONS FROM PREMIUM PAYMENTS

(a) We charge up to 7.5% from each premium for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The current charge for this first part is 2.5% of the premium and is Prudential's estimate of the average burden of state taxes generally. This amount may be more than Prudential actually pays. The rate applies uniformly to all policyholders without regard to state of residence. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1999, 1998, and 1997, Prudential deducted a total of approximately, $1,582,000, $1,700,000, and $847,000, respectively, in taxes attributable to premiums.

(b) We deduct a charge for sales expenses from premium payments made during the first 20 Contract years. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is expressed as a percentage of premium. The charge is equal to 30% of premiums paid in the first Contract year up to the amount of the target level premium, (see PREMIUMS, page 15) and 4% of premiums paid in excess of the target level premium. For Contract years two through 20, the charge is equal to 7.5% of the premiums paid in each Contract year up to the target level premium and 4% of the premiums paid above the target level premium. Generally, if the average age of the insureds is 59 years or more, these charges may be reduced.

     If you pay less than the target level premium amount in the first Contract year or pay more than the target level premium amount in any Contract year, your total sales load can be reduced. For example, assume that a Contract has a target level premium of $12,097.49 and you would like to pay 10 target level premiums. If you paid $24,194.98 (two times the amount of the target level premium) in every other policy year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $9,677.99. If however, you paid $12,097.49 in each of the first 10 Contract years, the total sales load would be $11,795.04.

     Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See DEATH BENEFIT GUARANTEE, page 17. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page
     27. During 1999, 1998, and 1997, Prudential received a total of approximately $5,095,000, $5,758,000, and $2,796,368, respectively, in sales charges.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee daily from each portfolio at a rate, on an annualized basis, ranging from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year ended December 31, 1999, expressed as a percentage of the average assets during the year, are shown below:

                           TOTAL PORTFOLIO EXPENSES

---------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL
                  PORTFOLIO                      INVESTMENT           OTHER          CONTRACTUAL      TOTAL ACTUAL
                                                ADVISORY FEE         EXPENSES          EXPENSES         EXPENSES*
---------------------------------------------------------------------------------------------------------------------
Money Market                                        0.40%             0.02%             0.42%            0.42%
Diversified Bond                                    0.40%             0.03%             0.43%            0.43%
Government Income                                   0.40%             0.04%             0.44%            0.44%
Zero Coupon Bond 2000 (1)                           0.40%             0.18%             0.58%            0.40%
Zero Coupon Bond 2005 (1)                           0.40%             0.19%             0.59%            0.40%
Conservative Balanced                               0.55%             0.02%             0.57%            0.57%
Flexible Managed                                    0.60%             0.02%             0.62%            0.62%
High Yield Bond                                     0.55%             0.05%             0.60%            0.60%
Stock Index                                         0.35%             0.04%             0.39%            0.39%
Equity Income                                       0.40%             0.02%             0.42%            0.42%
Equity                                              0.45%             0.02%             0.47%            0.47%
Prudential Jennison                                 0.60%             0.03%             0.63%            0.63%
Small Capitalization Stock                          0.40%             0.05%             0.45%            0.45%
Global                                              0.75%             0.09%             0.84%            0.84%
Natural Resources                                   0.45%             0.12%             0.57%            0.57%
---------------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
---------------------------------------------------------------------------------------------------------------------

(1) Prudential, on a non-guaranteed basis, makes daily adjustments that will offset the effect on Contract owners of some of these expenses to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolios will not exceed the investment advisory fee. Prudential does not intend to discontinue these adjustments in the future, although it retains the right to do so.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.9%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the Contract. The mortality risk assumed is that the insureds may live for shorter periods of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1999, 1998, and 1997, Prudential received a total of approximately, $763,000, $374,000, and $109,000, respectively, in mortality and expense risk charges.

MONTHLY DEDUCTIONS FROM CONTRACT FUND

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. In the first year, this charge consists of $5 per Contract plus $0.07 per $1,000 of basic insurance amount. In all subsequent years, this charge will be $5 per Contract. Prudential reserves the right, however, to increase these charges to $7.50 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $7.50 per Contract plus $0.01 per $1,000 of basic insurance amount in later years.

     For example, a Contract with a basic insurance amount of $250,000 would currently have a charge equal to $5 plus $17.50 for a total of $22.50 per month for the first Contract year and $5 per month in all later years. The maximum charge for this same Contract would be $7.50 plus $17.50 for a total of $25 per month during the first Contract year. In later years, the maximum charge would be $7.50 plus $2.50 for a total of $10 per month. During 1999, 1998, and 1997, Prudential received a total of approximately, $813,000, $830,000, and $511,579, respectively, in monthly administrative charges.

(b) A cost of insurance ("COI") charge is deducted. Upon the second death of two insureds, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if both insureds died in the early years of the Contract. The cost of insurance charges collected from all Contract owners enables Prudential to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's insurance amount exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon both insureds' current attained age, sex, smoking status, and extra rating class, if any.

     For current COI charges, we use rates that are generally lower than the maximum if both insureds are 36 years of age or older.

c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Prudential for the risk we assume by providing the Death Benefit Guarantee feature. See DEATH BENEFIT GUARANTEE, page 17. During 1999, 1998, and 1997, Prudential received a total of approximately, $307,000, $205,000, and $95,155, respectively, for this risk charge.

d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

     The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See DEDUCTIONS FROM PREMIUMS, page 11. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.


TRANSACTION CHARGES

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for each decrease.

(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

You may apply for a minimum basic insurance amount of $250,000. The Contract may be issued on two insureds each between the ages of 20 and 85. Prudential requires evidence of insurability on each insured which may include a medical examination before issuing any Contract. Non-smokers are offered the most favorable cost of insurance rates. Prudential charges a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made with no adjustment for investment experience.

TYPES OF INSURANCE AMOUNT

You may select either a fixed or a variable insurance amount. Generally, a Contract with a fixed insurance amount has an insurance amount equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See HOW A FIXED INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 20. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 20.

A Contract with a variable insurance amount has an insurance amount which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the insurance amount, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit, as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Contract with a fixed insurance amount. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Contract with a variable insurance amount will be greater. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 20 and HOW A VARIABLE INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 22. Unfavorable investment performance will result in decreases in the insurance amount and in the cash surrender value. As long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing an insurance amount type, you should also consider whether you intend to use the withdrawal feature. Contract owners with a fixed insurance amount should note that any withdrawal may result in a reduction of the basic insurance amount. In addition, we will not allow you to make a withdrawal that will decrease the insurance amount below the minimum basic insurance amount. See WITHDRAWALS, page 23.

CHANGING THE TYPE OF INSURANCE AMOUNT

You may change the type of insurance amount, subject to Prudential's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. There may be times when a change from one type of insurance amount to the other may be desirable.

If you are changing your Contract's insurance amount type from fixed to variable, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a variable to a fixed insurance amount, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                      -------------------------------------------------
                          CHANGING THE              CHANGING THE
                        INSURANCE AMOUNT          INSURANCE AMOUNT
                             FROM                       FROM
                       FIXED -> VARIABLE         VARIABLE -> FIXED
-----------------------------------------------------------------------

  BASIC INSURANCE
      AMOUNT          $300,000 -> $250,000       $300,000 -> $350,000

  CONTRACT FUND       $ 50,000 -> $ 50,000       $ 50,000 -> $ 50,000

  DEATH BENEFIT*      $300,000 -> $300,000       $350,000 -> $350,000
-----------------------------------------------------------------------
* assuming there is no Contract debt
-----------------------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Prudential representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may ask that you send us your Contract before making the change.

PREMIUMS

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when you would like to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the insurance amount by more than it increases the Contract Fund. See HOW A FIXED INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 20 and HOW A VARIABLE INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 22. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Once the minimum initial premium payment is made, there are no required premiums. However, there are several types of "premiums" which are described below. Understanding them may help you understand how the Contract works.

MINIMUM INITIAL PREMIUM - the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid.

GUIDELINE PREMIUMS - the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce during the lifetime of the insureds regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Contract with a variable insurance amount than for a Contract with a fixed insurance amount.

For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See DEATH BENEFIT GUARANTEE, page 17. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the guideline premium.

TARGET PREMIUMS - the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 17. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the target premium.

TARGET LEVEL PREMIUM - For any Contract this is generally the target premium minus any premiums for single life riders or any premiums associated with aviation, avocation, occupational or temporary extras. We use the target level premium in calculating the sales load (as shown under ADJUSTMENTS TO PREMIUM PAYMENTS on your Contract data pages). See CHARGES AND EXPENSES, page 10 and SALE OF THE CONTRACT AND SALES COMMISSIONS, page 27.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain inforce if: (1) the Contract Fund is sufficient to pay all charges or; (2) you have paid sufficient premiums on an accumulated basis to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid. We will then draft from your account the same amount on the same date each month.

When you apply for the Contract, you should discuss with your Prudential representative how frequently you would like to be billed (if at all) and for what amount.

ALLOCATION OF PREMIUMS

On the Contract date, Prudential deducts the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the variable investment options and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page 10.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments (there is no charge for sales expenses after the 20th Contract year); the remainder will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected investment options must equal 100%.

DEATH BENEFIT GUARANTEE

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the second death of two insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt never being equal to or greater than the Contract Fund. See CONTRACT LOANS, page 26. You should consider the importance of the Death Benefit Guarantee to you when deciding what premium amounts to pay into the Contract.

For purposes of determining if a Death Benefit Guarantee is in effect, we calculate and show in the Contract data pages, two sets of values - the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract and are the end-of-year accumulations of Guideline Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period. They are the end-of-year accumulations of Target Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insureds' ages, sex, and extra rating class, if any. The length of the Limited Death Benefit Guarantee period applicable to your Contract is shown on the Contract data pages.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. After the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not exceed the Contract Fund, then the Contract is kept inforce, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS, page 15. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums (to the nearest dollar) along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insureds are a male and a female, both of the same age, both non-smokers, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.

--------------------------------------------------------------------------------

                       BASIC INSURANCE AMOUNT - $250,000
                         ILLUSTRATIVE ANNUAL PREMIUMS
-----------------------------------------------------------------------------

 AGE OF        TYPE OF        GUIDELINE PREMIUM           TARGET PREMIUM
BOTH THE      INSURANCE      CORRESPONDING TO THE      CORRESPONDING TO THE
INSUREDS       AMOUNT          LIFETIME DEATH          LIMITED DEATH BENEFIT
AT ISSUE       CHOSEN         BENEFIT GUARANTEE         GUARANTEE VALUES AND
                                   VALUES                NUMBER OF YEARS OF
                                                             GUARANTEE
-----------------------------------------------------------------------------

   45          Fixed               $3,713               $2,218 for 39 years
   45         Variable            $13,906               $2,218 for 37 years
   55          Fixed               $5,581               $3,601 for 29 years
   55         Variable            $20,349               $3,601 for 27 years
   65          Fixed               $9,618               $7,212 for 22 years
   65         Variable            $30,787               $7,212 for 20 years
-----------------------------------------------------------------------------

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Prudential representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

You should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will ordinarily be two or three days after Prudential approves the application, so that it will coincide with the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering one or both insureds' issue age[s], but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

TRANSFERS

You may, up to 12 times in each Contract year, transfer amounts from one variable investment option to another variable investment option or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred.

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see ASSIGNMENT, page 30), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

All the shares held by the Zero Coupon Bond investment options in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that variable investment option. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market investment option unless the Contract owner directs that it be transferred to another investment option[s]. The liquidation date of the Zero Coupon Bond 2000 Portfolio is November 15, 2000, and the liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.

Only one transfer from the fixed rate option will be permitted during the Contract year. The maximum amount which may be transferred out of the fixed rate option each year is the greater of (a) 25% of the amount in the fixed rate option; and (b) $2,000. Prudential may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

DOLLAR COST AVERAGING

We offer a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the Money Market investment option into other investment options available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly or quarterly.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for

Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, there is no charge for using the Dollar Cost Averaging feature. Generally, we reserve the right to change the requirements or discontinue the feature.

AUTO-REBALANCING

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance assets in the variable investment option at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

You may surrender the Contract for its net cash value. The Contract's cash surrender value on any date will be the Contract Fund reduced by any Contract debt. See CONTRACT LOANS, page 26. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 10. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see PREMIUMS, page 15), assuming hypothetical uniform investment results in the Series Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 24.

HOW A FIXED INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY

As described earlier, there are two types of insurance amount available under the Contract, a fixed insurance amount and a variable insurance amount. The death benefit under a Contract with a variable insurance amount varies with investment performance while the death benefit under a Contract with a fixed insurance amount does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Contract with a fixed insurance amount, the death benefit is equal to the basic insurance amount, reduced by any Contract debt. See CONTRACT LOANS, page 26. If the Contract is kept inforce for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Prudential will increase the insurance amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit under a Contract with a fixed insurance amount will always be the greater of:

          (1)  the basic insurance amount; and

          (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have an insurance amount large enough to be treated as life insurance for tax purposes under current law.


The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $1,000,000 fixed insurance amount Contract was issued when the younger insured was age 35 and there is no Contract debt.

                             FIXED INSURANCE AMOUNT
--------------------------------------------------------------------------------------------------------------------

                    IF                                                        THEN
--------------------------------------------------------------------------------------------------------------------
                                                                      THE CONTRACT FUND
   THE YOUNGER INSURED   AND THE CONTRACT     THE ATTAINED AGE    MULTIPLIED BY THE ATTAINED   AND THE DEATH BENEFIT
         IS AGE               FUND IS             FACTOR IS             AGE FACTOR IS                  IS
--------------------------------------------------------------------------------------------------------------------
          40                 $100,000                5.7                    570,000                $1,000,000
          40                 $200,000                5.7                  1,140,000                $1,140,000*
          40                 $300,000                5.7                  1,710,000                $1,710,000*
--------------------------------------------------------------------------------------------------------------------
          60                 $300,000                2.8                    840,000                $1,000,000
          60                 $400,000                2.8                  1,120,000                $1,120,000*
          60                 $600,000                2.8                  1,680,000                $1,680,000*
--------------------------------------------------------------------------------------------------------------------
          80                 $600,000                1.5                    900,000                $1,000,000
          80                 $700,000                1.5                  1,050,000                $1,050,000*
          80                 $800,000                1.5                  1,200,000                $1,200,000*
--------------------------------------------------------------------------------------------------------------------
*    Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the insurance amount by more than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $400,000, the death benefit will be $1,120,000, even though the original basic insurance amount was $1,000,000. In this situation, for every $1 increase in the Contract Fund, the insurance amount (and therefore the death benefit) will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the insurance amount by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

HOW A VARIABLE INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY

Under a Contract with a variable insurance amount, while the Contract is inforce, the death benefit will never be less than the basic insurance amount reduced by any Contract debt, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The insurance amount may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit under a Contract with a variable insurance amount will always be the greater of:

          (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

          (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have an insurance amount large enough to be treated as life insurance for tax purposes under current
law    .

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $1,000,000 variable insurance amount Contract was issued when the younger insured was age 35 and there is no Contract debt.

                            Variable Insurance Amount
-------------------------------------------- -----------------------------------------------------------------------

                    IF                                                        THEN
--------------------------------------------------------------------------------------------------------------------
                                                                      THE CONTRACT FUND
 THE YOUNGER INSURED     AND THE CONTRACT     THE ATTAINED AGE        MULTIPLIED BY THE           AND THE DEATH
        IS AGE                FUND IS             FACTOR IS         ATTAINED AGE FACTOR IS         BENEFIT IS
-------------------------------------------------------------------------------------------------------------------
          40                 $100,000                5.7                     570,000                   $1,100,000
          40                 $200,000                5.7                   1,140,000                   $1,200,000
          40                 $300,000                5.7                   1,710,000                   $1,710,000*
--------------------------------------------------------------------------------------------------------------------
          60                 $300,000                2.8                     840,000                   $1,300,000
          60                 $400,000                2.8                   1,120,000                   $1,400,000
          60                 $600,000                2.8                   1,680,000                   $1,680,000*
--------------------------------------------------------------------------------------------------------------------
          80                 $600,000                1.5                     900,000                   $1,600,000
          80                 $700,000                1.5                   1,050,000                   $1,700,000
          80                 $800,000                1.5                   1,200,000                   $1,800,000
--------------------------------------------------------------------------------------------------------------------
*    Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the insurance amount by more than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $600,000, the death benefit will be $1,680,000, even though the original basic insurance amount was $1,000,000. In this situation, for every $1 increase in the Contract Fund, the insurance amount (and therefore the death benefit) will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the insurance amount by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

PARTICIPATION IN DIVISIBLE SURPLUS

The Contract is eligible to be credited with part of Prudential's divisible surplus attributable to the Contracts ("dividends"), as determined annually by Prudential's Board of Directors. However, we do not expect to pay any dividends to Contract owners of the Contracts while they remain inforce because favorable investment performance will be reflected in Contract values and because we intend, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

SURRENDER OF A CONTRACT

A Contract may be surrendered for its cash surrender value (or for a fixed reduced paid-up benefit for New York Contracts) while one or both of the insureds is living. To surrender a Contract, you must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

WITHDRAWALS

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting the next monthly charges. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal equal to the lesser of $25 or 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Whenever a withdrawal is made, the insurance amount, and therefore the death benefit payable will immediately be reduced by at least the amount of the withdrawal. For a Contract with a variable insurance amount, this will not change the basic insurance amount. However, under a Contract with a fixed insurance amount, the resulting reduction in insurance amount usually requires a reduction in the basic insurance amount. No withdrawal will be permitted under a Contract with a fixed insurance amount if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before making any withdrawal which causes a decrease in insurance amount, you should consult with your Prudential representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept inforce under the Death Benefit Guarantee. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium. Therefore, withdrawals decrease the accumulated net payments. See Death Benefit Guarantee, page 17.

DECREASES IN BASIC INSURANCE AMOUNT

As described earlier, you may make a withdrawal (see WITHDRAWALS, page 23). You also have the additional option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of up to $25 may be deducted. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

The minimum permissible decrease for your Contract is shown under CONTRACT LIMITATIONS in your Contract data pages. The basic insurance amount after the decrease may not be lower than the minimum basic insurance amount. No reduction will be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.

It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before requesting any decrease in basic insurance amount, you should consult with your Prudential representative.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of the second death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All four tables assume the following:

 .    a Contract with a basic insurance amount of $1,000,000 bought by a 55 year old male and a 50 year old female, both select, non-smokers, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

 .    the target premium amount (see PREMIUMS, page 15) is paid on each Contract anniversary and no loans are taken.

 .    the Contract Fund has been invested in equal amounts in each of the 15 portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a fixed insurance amount Contract has been purchased and the second table (page T2) assumes a variable insurance amount Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 10.

Under the variable insurance amount Contract the death benefit changes to reflect investment returns. Under the fixed insurance amount Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See TYPES OF INSURANCE AMOUNT, page 14.

There are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.51%, and the daily deduction from the Contract Fund of 0.90% per year. Thus gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.41%, 2.59%, 6.59% and 10.59%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.51% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 55 year old man and a 50 year old woman, may be useful for a 55 year old man and a 50 year old woman but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                 ILLUSTRATIONS
                                 -------------

                        VARIABLE SURVIVORSHIP CONTRACT
                            FIXED INSURANCE AMOUNT
                      MALE SELECT PREFERRED ISSUE AGE 55
                     FEMALE SELECT PREFERRED ISSUE AGE 50
                      $ 1,000,000 BASIC INSURANCE AMOUNT
                      $ 12,097.49 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                           Death Benefit (1)                                     Cash Surrender Value (1)
                        -----------------------------------------------------  ----------------------------------------------------
                                Assuming Hypothetical Gross (and Net)                  Assuming Hypothetical Gross (and Net)
           Premiums                  Annual Investment Return of                            Annual Investment Return of
End of   Accumulated    -----------------------------------------------------  ----------------------------------------------------
Policy  at 4% Interest    0% Gross     4% Gross      8% Gross     12% Gross      0% Gross     4% Gross      8% Gross     12% Gross
 Year      Per Year     (-1.41% Net)  (2.59% Net)   (6.59% Net)  (10.59% Net)  (-1.41% Net)  (2.59% Net)  (6.59% Net)  (10.59% Net)
------  --------------  ------------  -----------   -----------  ------------  ------------  -----------  -----------  ------------
   1     $   12,581     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $  6,878     $  7,177    $    7,475   $     7,774
   2     $   25,666     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 17,152     $ 18,158    $   19,188   $    20,242
   3     $   39,274     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 27,248     $ 29,391    $   31,639   $    33,997
   4     $   53,426     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 37,163     $ 40,875    $   44,871   $    49,167
   5     $   68,145     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 46,890     $ 52,607    $   58,924   $    65,894
   6     $   83,452     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 56,419     $ 64,582    $   73,843   $    84,331
   7     $   99,372     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 65,740     $ 76,793    $   89,671   $   104,647
   8     $  115,928     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 74,840     $ 89,232    $  106,454   $   127,029
   9     $  133,146     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 83,705     $101,887    $  124,239   $   151,680
  10     $  151,054     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 92,317     $114,744    $  143,075   $   178,827
  15     $  251,925     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $130,733     $181,337    $  254,824   $   361,763
  20     $  374,650     $1,000,000    $1,000,000    $1,000,000   $ 1,333,866      $157,874     $248,634    $  401,306   $   657,077
  25     $  523,963     $1,000,000    $1,000,000    $1,040,791   $ 1,959,013      $168,653     $313,328    $  598,156   $ 1,125,869
  30     $  705,626     $1,000,000    $1,000,000    $1,283,700   $ 2,788,570      $134,816     $352,093    $  844,540   $ 1,834,585
  35     $  926,647     $1,000,000    $1,000,000    $1,543,544   $ 3,897,419      $    559     $323,524    $1,134,959   $ 2,865,749
  40     $1,195,553     $        0(2) $1,000,000    $1,826,424   $ 5,389,490      $      0(2)  $135,081    $1,472,922   $ 4,346,363
  45     $1,522,718     $        0    $        0(2) $2,171,866   $ 7,522,853      $      0     $      0(2) $1,888,579   $ 6,541,611
  50     $1,920,764     $        0    $        0    $2,582,316   $10,540,583      $      0     $      0    $2,482,996   $10,135,176

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract would go into default in policy year 36.
     Based on a gross return of 4% the Contract would go into default in policy year 42.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T1

                        VARIABLE SURVIVORSHIP CONTRACT
                           VARIABLE INSURANCE AMOUNT
                      MALE SELECT PREFERRED ISSUE AGE 55
                     FEMALE SELECT PREFERRED ISSUE AGE 50
                      $ 1,000,000 BASIC INSURANCE AMOUNT
                      $ 12,097.49 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                           Death Benefit (1)                                  Cash Surrender Value (1)
                        -----------------------------------------------------  -----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
            Premiums                Annual Investment Return of                           Annual Investment Return of
End of    Accumulated   -----------------------------------------------------  -----------------------------------------------------
Policy   at 4% Interest   0% Gross     4% Gross      8% Gross     12% Gross      0% Gross     4% Gross     8% Gross      12% Gross
 Year       Per Year    (-1.41% Net)  (2.59% Net)   (6.59% Net)  (10.59% Net)  (-1.41% Net)  (2.59% Net)  (6.59% Net)   (10.59% Net)
------   -------------- ------------  -----------   -----------  ------------  ------------  -----------  -----------   ------------
   1      $   12,581    $1,006,878    $1,007,177    $1,007,475    $ 1,007,774     $  6,878     $  7,177     $  7,475    $    7,774
   2      $   25,666    $1,017,151    $1,018,157    $1,019,187    $ 1,020,241     $ 17,151     $ 18,157     $ 19,187    $   20,241
   3      $   39,274    $1,027,246    $1,029,388    $1,031,636    $ 1,033,994     $ 27,246     $ 29,388     $ 31,636    $   33,994
   4      $   53,426    $1,037,156    $1,040,867    $1,044,862    $ 1,049,158     $ 37,156     $ 40,867     $ 44,862    $   49,158
   5      $   68,145    $1,046,875    $1,052,590    $1,058,905    $ 1,065,873     $ 46,875     $ 52,590     $ 58,905    $   65,873
   6      $   83,452    $1,056,391    $1,064,550    $1,073,805    $ 1,084,288     $ 56,391     $ 64,550     $ 73,805    $   84,288
   7      $   99,372    $1,065,692    $1,076,736    $1,089,603    $ 1,104,567     $ 65,692     $ 76,736     $ 89,603    $  104,567
   8      $  115,928    $1,074,762    $1,089,137    $1,106,338    $ 1,126,887     $ 74,762     $ 89,137     $106,338    $  126,887
   9      $  133,146    $1,083,583    $1,101,735    $1,124,049    $ 1,151,442     $ 83,583     $101,735     $124,049    $  151,442
  10      $  151,054    $1,092,133    $1,114,509    $1,142,774    $ 1,178,442     $ 92,133     $114,509     $142,774    $  178,442
  15      $  251,925    $1,129,757    $1,179,927    $1,252,772    $ 1,358,767     $129,757     $179,927     $252,772    $  358,767
  20      $  374,650    $1,154,345    $1,242,838    $1,391,635    $ 1,643,432     $154,345     $242,838     $391,635    $  643,432
  25      $  523,963    $1,158,409    $1,293,905    $1,560,569    $ 2,090,381     $158,409     $293,905     $560,569    $1,090,381
  30      $  705,626    $1,110,429    $1,295,371    $1,731,270    $ 2,762,498     $110,429     $295,371     $731,270    $1,762,498
  35      $  926,647    $        0(2) $1,183,876    $1,842,412    $ 3,739,669     $      0(2)  $183,876     $842,412    $2,739,669
  40      $1,195,553    $        0    $        0(2) $1,798,196    $ 5,140,535     $      0     $      0(2)  $798,196    $4,140,535
  45      $1,522,718    $        0    $        0    $1,483,457    $ 7,186,348     $      0     $      0     $483,457    $6,186,348
  50      $1,920,764    $        0    $        0    $        0(2) $10,138,798     $      0     $      0     $      0(2) $9,138,798

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract would go into default in policy year 35.
     Based on a gross return of 4% the Contract would go into default in policy year 39.
     Based on a gross return of 8% the Contract would go into default in policy year 49.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T2

                        VARIABLE SURVIVORSHIP CONTRACT
                            FIXED INSURANCE AMOUNT
                      MALE SELECT PREFERRED ISSUE AGE 55
                     FEMALE SELECT PREFERRED ISSUE AGE 50
                      $ 1,000,000 BASIC INSURANCE AMOUNT
                      $ 12,097.49 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES


                                           Death Benefit (1)                                    Cash Surrender Value (1)
                        ------------------------------------------------------  ---------------------------------------------------
           Premiums            Assuming Hypothetical Gross (and Net)                     Assuming Hypothetical Gross (and Net)
End of   Accumulated                Annual Investment Return of                               Annual Investment Return of
                        ------------------------------------------------------  ---------------------------------------------------
Policy  at 4% Interest    0% Gross      4% Gross      8% Gross     12% Gross      0% Gross    4% Gross     8% Gross     12% Gross
 Year      Per Year     (-1.41% Net)   (2.59% Net)   (6.59% Net)  (10.59% Net)  (-1.41% Net) (2.59% Net)  (6.59% Net)  (10.59% Net)
------  --------------  ------------   -----------   -----------  ------------  ------------ -----------  -----------  ------------
   1     $   12,581      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $  6,377     $  6,656     $  6,936    $    7,215
   2     $   25,666      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 15,982     $ 16,925     $ 17,891    $   18,879
   3     $   39,274      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 25,352     $ 27,359     $ 29,465    $   31,674
   4     $   53,426      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 34,469     $ 37,940     $ 41,677    $   45,697
   5     $   68,145      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 43,311     $ 48,646     $ 54,544    $   61,054
   6     $   83,452      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 51,853     $ 59,453     $ 68,081    $   77,858
   7     $   99,372      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 60,066     $ 70,331     $ 82,301    $   96,234
   8     $  115,928      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 67,917     $ 81,245     $ 97,215    $  116,318
   9     $  133,146      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 75,370     $ 92,156     $112,831    $  138,257
  10     $  151,054      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $ 82,376     $103,014     $129,151    $  162,210
  15     $  251,925      $1,000,000    $1,000,000    $1,000,000    $1,000,000     $108,122     $153,768     $220,651    $  318,700
  20     $  374,650      $1,000,000    $1,000,000    $1,000,000    $1,136,204     $106,670     $186,275     $323,769    $  559,706
  25     $  523,963      $1,000,000    $1,000,000    $1,000,000    $1,585,622     $ 51,975     $174,051     $431,949    $  911,277
  30     $  705,626      $1,000,000    $1,000,000    $1,000,000    $2,083,981     $      0     $ 31,393     $516,774    $1,371,040
  35     $  926,647      $        0(2) $        0(2) $1,000,000    $2,636,377     $      0(2)  $      0(2)  $531,502    $1,938,512
  40     $1,195,553      $        0    $        0    $1,000,000    $3,264,057     $      0     $      0     $298,457    $2,632,304
  45     $1,522,718      $        0    $        0    $        0(2) $4,054,380     $      0     $      0     $      0(2) $3,525,548
  50     $1,920,764      $        0    $        0    $        0    $5,045,392     $      0     $      0     $      0    $4,851,339

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract fund would go to zero in year 27, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 32 years. The Contract would be in default at the beginning of year 33. Based on a gross return of 4% the Contract fund would go to zero in year 31, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 32 years. The Contract would be in default at the beginning of year 33. Based on a gross return of 8% the Contract would go into default in policy year 42.

 The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T3

                        VARIABLE SURVIVORSHIP CONTRACT
                           VARIABLE INSURANCE AMOUNT
                      MALE SELECT PREFERRED ISSUE AGE 55
                     FEMALE SELECT PREFERRED ISSUE AGE 50
                      $ 1,000,000 BASIC INSURANCE AMOUNT
                      $ 12,097.49 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                                         Death Benefit (1)                                   Cash Surrender Value (1)
                       ------------------------------------------------------  ----------------------------------------------------
           Premiums           Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
End of   Accumulated               Annual Investment Return of                          Annual Investment Return of
                       ------------------------------------------------------  ---------------------------------------------------
Policy  at 4% Interest   0% Gross      4% Gross      8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year    (-1.41% Net)   (2.59% Net)   (6.59% Net)  (10.59% Net)  (-1.41% Net)  (2.59% Net)  (6.59% Net)  (10.59% Net)
------  -------------- ------------   -----------   -----------  ------------  ------------  ----------  -----------  ------------
   1     $   12,581     $1,006,377    $1,006,656    $1,006,935    $1,007,215      $  6,377    $  6,656     $  6,935    $    7,215
   2     $   25,666     $1,015,980    $1,016,923    $1,017,888    $1,018,877      $ 15,980    $ 16,923     $ 17,888    $   18,877
   3     $   39,274     $1,025,344    $1,027,350    $1,029,456    $1,031,664      $ 25,344    $ 27,350     $ 29,456    $   31,664
   4     $   53,426     $1,034,449    $1,037,917    $1,041,653    $1,045,670      $ 34,449    $ 37,917     $ 41,653    $   45,670
   5     $   68,145     $1,043,269    $1,048,599    $1,054,490    $1,060,993      $ 43,269    $ 48,599     $ 54,490    $   60,993
   6     $   83,452     $1,051,775    $1,059,362    $1,067,975    $1,077,735      $ 51,775    $ 59,362     $ 67,975    $   77,735
   7     $   99,372     $1,059,933    $1,070,171    $1,082,111    $1,096,008      $ 59,933    $ 70,171     $ 82,111    $   96,008
   8     $  115,928     $1,067,703    $1,080,983    $1,096,894    $1,115,927      $ 67,703    $ 80,983     $ 96,894    $  115,927
   9     $  133,146     $1,075,042    $1,091,745    $1,112,316    $1,137,612      $ 75,042    $ 91,745     $112,316    $  137,612
  10     $  151,054     $1,081,892    $1,102,392    $1,128,352    $1,161,184      $ 81,892    $102,392     $128,352    $  161,184
  15     $  251,925     $1,105,775    $1,150,329    $1,215,590    $1,311,234      $105,775    $150,329     $215,590    $  311,234
  20     $  374,650     $1,099,012    $1,173,108    $1,301,006    $1,521,668      $ 99,012    $173,108     $301,006    $  521,668
  25     $  523,963     $1,035,146    $1,136,195    $1,350,077    $1,795,236      $ 35,146    $136,195     $350,077    $  795,236
  30     $  705,626     $1,000,000(2) $1,000,000(2) $1,268,091    $2,084,515      $      0(2) $      0(2)  $268,091    $1,084,515
  35     $  926,647     $        0    $        0    $        0(2) $2,283,845      $      0    $      0     $      0(2) $1,283,845
  40     $1,195,553     $        0    $        0    $        0    $2,189,568      $      0    $      0     $      0    $1,189,568
  45     $1,522,718     $        0    $        0    $        0    $1,412,747      $      0    $      0     $      0    $  412,747
  50     $1,920,764     $        0    $        0    $        0    $        0(2)   $      0    $      0     $      0    $        0(2)

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the Contract fund would go to zero in year 27, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 30 years. The Contract would be in default at the beginning of year 31. Based on a gross return of 4% the Contract fund would go to zero in year 30, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 30 years. The Contract would be in default at the beginning of year 31. Based on a gross return of 8% the Contract would go into default in policy year 35. Based on a gross return of 12% the Contract would go into default in policy year 47.

 The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T4

CONTRACT LOANS

You may borrow from Prudential an amount up to the current "loan value" of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time will equal 100% of the fixed-rate option and 90% of the variable investment options, provided the Contract is not in default. A Contract in default has no loan value.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans; standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract inforce for a limited time. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 27 and LAPSE AND REINSTATEMENT, page 29.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. Therefore, the net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

A loan will not affect the Death Benefit Guarantee as long as Contract debt does not equal or exceed the Contract Fund. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the insurance amount or Contract Fund to calculate the death benefit or the cash surrender value, as applicable. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the insurance amount to determine the death benefit payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation of your most recent premium payment, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than: (1) 50% of the premiums received in the first year on premiums up to the target level premium (see PREMIUMS, page 15); (2) 4% commission on premiums received in the first year in excess of the target level premium; (3) 4% of premiums received in years two through 10; and (4) 3% of premiums received thereafter. Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     . you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     . the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

         CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

               . If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

               . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

               . Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

               . Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

         MODIFIED ENDOWMENT CONTRACTS.

               . The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

               . If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

               . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

               . All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

LAPSE AND REINSTATEMENT

Prudential will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default unless it remains inforce under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 17. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Prudential will send you a notice of default setting forth the payment which we estimate will keep the Contract inforce for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

A Contract that ended in default may be reinstated within five years after the date of default if the following conditions are met:

     (1) both insureds are alive or one insured is alive and the Contract ended without value after the death of the other insured;
     (2) you must provide renewed evidence of insurability on any insured who was living when the Contract went into default;
     (3) submission of certain payments sufficient to bring the Contract up to date and cover all charges and deductions for the next three months; and

     (4) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the beginning of the Contract month that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and we will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the second insured to die do so with no surviving beneficiary, that insured's estate will become the beneficiary, unless someone other than the insureds owned the Contract. In that case, we will make the Contract owner or the Contract owner's estate the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the lifetime of both insureds for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of at least one insured.

MISSTATEMENT OF AGE OR SEX. If an insured's stated age or sex or both are incorrect in the Contract, Prudential will adjust each benefit and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

SIMULTANEOUS DEATH. If both insureds die while the Contract is inforce and we find there is lack of sufficient evidence that they died other than simultaneously, we will assume that the older insured died first.

SUICIDE EXCLUSION. Generally, if either insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Prudential will return the premiums paid, less any Contract debt, and less any withdrawals. If there is a surviving insured, Prudential will make a new contract available to that insured. The amount of coverage, issue age, contract date, and underwriting classification will be the same as when this Contract was issued.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider gives insureds the option to exchange the Contract for two new life insurance contracts, one on the life of each insured, in the event of a divorce or if certain changes in tax law occur. Exercise of this option may give rise to taxable income. Another pays an additional amount if both insureds die within a specified number of years. Another pays an additional amount if a specified insured dies within a stated number of years. If the two insureds are not family members (i.e. husband/wife or parent/child), charges for these single life riders will be treated as pre-death distributions from the Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Certain restrictions may apply; they are clearly described in the applicable rider. Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

REPORTS TO CONTRACT OWNERS

Once each year, Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ching-Meei Chang, MAAA, FSA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class actions and individual suits involving a variety of issues, including sales practices, claims payment, coverage obligations, premium charges for policies paid on a periodic basis and other fees and denial of benefit matters and, with respect to property and casualty products, "redlining" or impermissible discrimination among customers and method of determining coverage and claims payment. In our asset management operations, we are subject to litigation involving commercial disputes with counterparties or partners and class actions and individual suits alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products, recommended unsuitable products to customers, mishandled customer accounts, charged excessive fees and breached fiduciary duties to customers. In our securities operations, we are subject to class actions and individual suits, arbitrations and other actions arising out of our retail brokerage, account management, underwriting, investment banking and other activities, including claims of improper or inadequate disclosure regarding investments, recommending unsuitable investments and excessive or unauthorized trading. We are a defendant in, or are contractually responsible to third parties for, class action and individual litigation including various claims arising from businesses that we are winding down or have divested. With respect to our discontinued healthcare operations, we are subject to litigation including class action and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups, class actions challenging practices of our former managed care operations, and coordination of benefits with other carriers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position. See Note 15 of Notes to Consolidated Financial Statements, which Note is incorporated by this reference.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Prudential. The address and telephone number are set forth on the inside front cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW " Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER " Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS " Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN " Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS " Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO " Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR " Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III " Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON " Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER " Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER " Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY " Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL " Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN " Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ " Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER " Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI " Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON " Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH " Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D. " Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS " Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER " Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS " Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                              PRINCIPAL OFFICERS

ARTHUR F. RYAN " Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING " Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN " Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER " Executive Vice President, Financial Management and Government Affairs since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON " Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON " Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI " Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD " Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA " Executive Vice President, Individual Financial Services since 2000; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991-1997. Age 49.

RICHARD J. CARBONE " Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL " Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT " Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN " Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.

Prudential officers are elected annually.

                            FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                 SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                                                       ZERO COUPON
                                              MONEY      DIVERSIFIED                     FLEXIBLE       CONSERVATIVE      BOND
                                              MARKET        BOND          EQUITY          MANAGED         BALANCED        2000
                                            PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                           ------------  ------------  --------------  --------------  --------------  ------------
ASSETS
  Investment in The Prudential Series
    Fund, Inc. Portfolios at net asset
    value [Note 3].......................  $128,156,517  $147,269,500  $1,613,800,819  $1,500,930,248  $1,128,695,150  $ 18,370,067
  Receivable from (Payable to) the
    Prudential Insurance Company of
    America [Note 2].....................       278,800         5,795        (388,479)       (363,613)       (278,132)       20,759
                                           ------------  ------------  --------------  --------------  --------------  ------------
  Net Assets.............................  $128,435,317  $147,275,295  $1,613,412,340  $1,500,566,635  $1,128,417,018  $ 18,390,826
                                           ============  ============  ==============  ==============  ==============  ============
NET ASSETS, representing:
  Equity of contract owners [Note 4].....  $128,435,317  $147,275,295  $1,613,412,340  $1,500,566,635  $1,128,417,018  $ 18,390,826
                                           ------------  ------------  --------------  --------------  --------------  ------------
                                           $128,435,317  $147,275,295  $1,613,412,340  $1,500,566,635  $1,128,417,018  $ 18,390,826
                                           ============  ============  ==============  ==============  ==============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A1

                                                    SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                ZERO COUPON         .           SMALL
    YIELD         STOCK         EQUITY        NATURAL                     GOVERNMENT       BOND        PRUDENTIAL  CAPITALIZATION
    BOND          INDEX         INCOME       RESOURCES       GLOBAL         INCOME         2005         JENNISON        STOCK
  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------  ------------
$ 89,203,993  $1,066,681,327  $478,304,921  $137,146,763  $227,344,138   $ 74,796,358   $ 25,280,410  $459,533,890  $126,766,164

     (97,495)        262,683      (132,886)      (33,183)      148,486         (7,155)      (108,269)      707,665        77,159
------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------  ------------
$ 89,106,498  $1,066,944,010  $478,172,035  $137,113,580  $227,492,624   $ 74,789,203   $ 25,172,141  $460,241,555  $126,843,323
============  ==============  ============  ============  ============   ============   ============  ============  ============

$ 89,106,498  $1,066,944,010  $478,172,035  $137,113,580  $227,492,624   $ 74,789,203   $ 25,172,141  $460,241,555  $126,843,323
------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------  ------------
$ 89,106,498  $1,066,944,010  $478,172,035  $137,113,580  $227,492,624   $ 74,789,203   $ 25,172,141  $460,241,555  $126,843,323
============  ==============  ============  ============  ============   ============   ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A2

                            FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                           MONEY MARKET                                DIVERSIFIED BOND
                                                             PORTFOLIO                                     PORTFOLIO
                                             ----------------------------------------    ------------------------------------------
                                                 1999          1998           1997           1999           1998            1997
                                             -----------   -----------    -----------    ------------    -----------    -----------
INVESTMENT INCOME
  Dividend income..........................  $ 5,770,360   $ 5,267,889    $ 5,094,912    $          0    $ 8,588,103    $ 9,043,537
                                             -----------   -----------    -----------    ------------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A]..............................      820,458       702,791        661,235       1,044,261        977,226        866,520
  Reimbursement for excess expenses
    [Note 5D]..............................            0             0              0               0              0              0
                                             -----------   -----------    -----------    ------------    -----------    -----------
NET EXPENSES...............................      820,458       702,791        661,235       1,044,261        977,226        866,520
                                             -----------   -----------    -----------    ------------    -----------    -----------
NET INVESTMENT INCOME (LOSS)...............    4,949,902     4,565,098      4,433,677      (1,044,261)     7,610,877      8,177,017
                                             -----------   -----------    -----------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0              0         399,858        492,608      1,452,476
  Realized gain (loss) on shares redeemed..            0             0              0         (62,342)       107,984        107,543
  Net change in unrealized gain (loss) on
  investments..............................            0             0              0      (1,453,759)       242,854       (702,474)
                                             -----------   -----------    -----------    ------------    -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS.............            0             0              0      (1,116,243)       843,446        857,545
                                             -----------   -----------    -----------    ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS.........  $ 4,949,902   $ 4,565,098    $ 4,433,677    $ (2,160,504)   $ 8,454,323    $ 9,034,562
                                             ===========   ===========    ===========    ============    ===========    ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A3

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                  EQUITY                                 FLEXIBLE MANAGED                            CONSERVATIVE BALANCED
                 PORTFOLIO                                  PORTFOLIO                                    PORTFOLIO
------------------------------------------  ------------------------------------------   ------------------------------------------
    1999           1998           1997          1999            1998          1997           1999            1998           1997
------------   ------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------
$ 26,581,947   $ 27,312,284   $ 28,870,327  $     66,382   $ 46,336,137   $ 38,256,221   $ 45,641,073   $ 46,034,230   $ 45,612,319
------------   ------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------

  11,249,143     10,647,094      8,895,624    10,502,693     10,109,863      8,970,935      8,224,025      7,958,450      7,210,074

           0              0              0             0              0              0              0              0              0
------------   ------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------
  11,249,143     10,647,094      8,895,624    10,502,693     10,109,863      8,970,935      8,224,025      7,958,450      7,210,074
------------   ------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------
  15,332,804     16,665,190     19,974,703   (10,436,311)    36,226,274     29,285,286     37,417,048     38,075,780     38,402,245
------------   ------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------

 188,845,438    165,422,738     73,183,544    16,843,257    147,043,667    201,042,079      6,358,209     65,867,708    110,154,176
  27,402,970     14,951,173      7,311,176     2,080,576      2,295,592      3,097,268      2,277,146      1,526,727      2,680,112

 (58,596,445)   (78,932,919)   158,043,072    91,955,490    (58,722,618)   (37,001,732)    18,533,490      6,236,915    (36,006,094)
------------   ------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------
 157,651,963    101,440,992    238,537,792   110,879,323     90,616,641    167,137,615     27,168,845     73,631,350     76,828,194
------------   ------------   ------------  ------------   ------------   ------------   ------------   ------------   ------------

$172,984,767   $118,106,182   $258,512,495  $100,443,012   $126,842,915   $196,422,901   $ 64,585,893   $111,707,130   $115,230,439
============   ============   ============  ============   ============   ============   ============   ============   ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A4

                            FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              ------------------------------------------------------------------------------
                                                       ZERO COUPON BOND 2000                     HIGH YIELD BOND
                                                             PORTFOLIO                              PORTFOLIO
                                              -------------------------------------  ---------------------------------------
                                                 1999         1998          1997        1999          1998          1997
                                              ----------  ------------  -----------  -----------  ------------  ------------
INVESTMENT INCOME
  Dividend income...........................  $        0  $    990,142  $ 1,012,102  $   251,218  $  9,308,036  $  8,213,223
                                              ----------  ------------  -----------  -----------  ------------  ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A]...............................     137,327       144,233      141,029      655,946       697,446       618,514
  Reimbursement for excess expenses
    [Note 5D]...............................     (35,650)      (44,243)     (53,201)           0             0             0
                                              ----------  ------------  -----------  -----------  ------------  ------------
NET EXPENSES................................     101,677        99,990       87,828      655,946       697,446       618,514
                                              ----------  ------------  -----------  -----------  ------------  ------------
NET INVESTMENT INCOME (LOSS)................    (101,677)      890,152      924,274     (404,728)    8,610,590     7,594,709
                                              ----------  ------------  -----------  -----------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received......      36,915       267,168      804,923            0             0             0
  Realized gain (loss) on shares redeemed...      34,751        60,617       46,554     (966,582)     (243,731)      311,580
  Net change in unrealized gain (loss)
    on investments..........................     334,605       153,354     (497,282)   4,891,833   (11,461,047)    2,620,272
                                              ----------  ------------  -----------  -----------  ------------  ------------
NET GAIN (LOSS) ON INVESTMENTS..............     406,271       481,139      354,195    3,925,251   (11,704,778)    2,931,852
                                              ----------  ------------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS................................  $  304,594  $  1,371,291  $ 1,278,469  $ 3,520,523  $(3,094,188)  $ 10,526,561
                                              ==========  ============  ===========  ===========  ===========   ============

        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A5


                                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                STOCK INDEX                                EQUITY INCOME                              NATURAL RESOURCES
                 PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
----------------------------------------   ------------------------------------------   --------------------------------------------
    1999          1998          1997           1999           1998           1997           1999           1998            1997
------------   -----------  ------------   ------------   ------------   ------------   ------------   ------------   --------------
$ 10,125,645  $  9,059,895  $  8,102,242   $ 10,876,592   $ 12,342,267   $  9,608,504   $    828,632   $    975,725   $     757,192
------------  ------------  ------------   ------------   ------------   ------------   ------------   ------------   -------------

   6,675,340     5,175,364     3,790,129      3,285,457      3,262,956      2,532,105        860,970        851,287       1,079,034

           0             0             0              0              0              0              0              0               0
------------  ------------  ------------   ------------   ------------   ------------   ------------   ------------   -------------
   6,675,340     5,175,364     3,790,129      3,285,457      3,262,956      2,532,105        860,970        851,287       1,079,034
------------  ------------  ------------   ------------   ------------   ------------   ------------   ------------   -------------
   3,450,305     3,884,531     4,312,113      7,591,135      9,079,311      7,076,399        (32,338)       124,438        (321,842)
------------  ------------  ------------   ------------   ------------   ------------   ------------   ------------   -------------

  12,472,929    12,847,130    17,197,911     53,052,638     27,501,162     39,390,070              0      6,263,457      16,426,552
  19,189,378     6,237,946     6,786,808      7,546,600        (99,580)     3,982,449       (996,568)    (1,250,821)      1,240,093

 136,915,479   153,992,330   113,415,557    (16,047,855)   (52,611,025)    59,248,683     44,575,398    (26,817,989)    (35,487,893)
------------  ------------  ------------   ------------   ------------   ------------   ------------   ------------   -------------
 168,577,786   173,077,406   137,400,276     44,551,383    (25,209,443)   102,621,202     43,578,830    (21,805,353)    (17,821,248)
------------  ------------  ------------   ------------   ------------   ------------   ------------   ------------   -------------

$172,028,091  $176,961,937  $141,712,389   $ 52,142,518   $(16,130,132)  $109,697,601   $ 43,546,492   $(21,680,915)  $ (18,143,090)
============  ============  ============   ============   ============   ============   ============   ============   =============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A6

                            FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                    SUBACCOUNTS
                                              ------------------------------------------------------------------------------------
                                                                GLOBAL                                 GOVERNMENT INCOME
                                                               PORTFOLIO                                   PORTFOLIO
                                              -----------------------------------------   ----------------------------------------
                                                  1999           1998          1997          1999           1998          1997
                                              ------------   ------------   -----------   -----------    -----------   -----------
INVESTMENT INCOME
  Dividend income...........................  $    678,214   $  1,738,704   $ 1,281,804   $         0    $ 4,520,286   $ 4,704,795
                                              ------------   ------------   -----------   -----------    -----------   -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A]...............................     1,111,465        843,008       686,676       558,812        560,752       515,147
  Reimbursement for excess expenses
    [Note 5D]...............................             0              0             0             0              0             0
                                              ------------   ------------   -----------   -----------    -----------   -----------
NET EXPENSES................................     1,111,465        843,008       686,676       558,812        560,752       515,147
                                              ------------   ------------   -----------   -----------    -----------   -----------
NET INVESTMENT INCOME (LOSS)................      (433,251)       895,696       595,128      (558,812)     3,959,534     4,189,648
                                              ------------   ------------   -----------   -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received......     1,189,193      5,918,263     5,120,114             0              0             0
  Realized gain (loss) on shares redeemed...     3,166,922      1,375,609       309,311       202,656        289,366        44,975
  Net change in unrealized gain (loss) on
   investments..............................    67,191,804     18,668,316      (917,843)   (2,381,684)     1,952,252     1,925,166
                                              ------------   ------------   -----------   -----------    -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS..............    71,547,919     25,962,188     4,511,582    (2,179,028)     2,241,618     1,970,141
                                              ------------   ------------   -----------   -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS..........  $ 71,114,668   $ 26,857,884   $ 5,106,710   $(2,737,840)   $ 6,201,152   $ 6,159,789
                                              ============   ============   ===========   ===========    ===========   ===========

         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A7

                                                        SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
             ZERO COUPON BOND 2005                        PRUDENTIAL JENNISON                     SMALL CAPITALIZATION STOCK
                   PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
---------------------------------------   ------------------------------------------   -----------------------------------------
    1999         1998          1997           1999           1998           1997           1999          1998           1997
-----------   -----------   -----------   ------------   ------------   ------------   ------------   -----------   ------------
$         0   $ 1,296,279   $ 1,246,707   $    541,083   $    298,391   $    157,623   $          0   $   528,189   $    330,650
-----------   -----------   -----------   ------------   ------------   ------------   ------------   -----------   ------------

    182,727       174,202       152,442      2,115,948        933,952        439,584        722,960       578,299        320,322

    (48,249)      (55,172)      (73,169)             0              0              0              0             0              0
-----------   -----------   -----------   ------------   ------------   ------------   ------------   -----------   ------------
    134,478       119,030        79,273      2,115,948        933,952        439,584        722,960       578,299        320,322
-----------   -----------   -----------   ------------   ------------   ------------   ------------   -----------   ------------
   (134,478)    1,177,249     1,167,434     (1,574,865)      (635,561)      (281,961)      (722,960)      (50,110)        10,328
-----------   -----------   -----------   ------------   ------------   ------------   ------------   -----------   ------------

          0        29,253       489,749     18,100,277      2,902,977      5,052,341      1,918,174     5,935,686      4,897,323
    173,356       164,197        71,812      1,956,464        453,639        525,215       (120,414)     (102,881)        46,921

 (1,723,392)    1,406,685       526,125     99,641,732     42,669,927     10,743,964     12,549,193    (7,230,189)     5,112,289
-----------   -----------   -----------   ------------   ------------   ------------   ------------   -----------   ------------
 (1,550,036)    1,600,135     1,087,686    119,698,473     46,026,543     16,321,520     14,346,953    (1,397,384)    10,056,533
-----------   -----------   -----------   ------------   ------------   ------------   ------------   -----------   ------------

$(1,684,514)  $ 2,777,384   $ 2,255,120   $118,123,608   $ 45,390,982   $ 16,039,559   $ 13,623,993   $(1,447,494)  $ 10,066,861
===========   ===========   ===========   ============   ============   ============   ============   ===========   ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A8

                            FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                    SUBACCOUNTS
                                              ------------------------------------------------------------------------------------
                                                                MONEY                                    DIVERSIFIED
                                                                MARKET                                       BOND
                                                              PORTFOLIO                                   PORTFOLIO
                                              -----------------------------------------   ----------------------------------------
                                                  1999          1998           1997           1999           1998         1997
                                              ------------  ------------   ------------   ------------  ------------  ------------
OPERATIONS
  Net investment income (loss)..............  $  4,949,902  $  4,565,098   $  4,433,677   $ (1,044,261) $  7,610,877  $  8,177,017
  Capital gains distributions received......             0             0              0        399,858       492,608     1,452,476
  Realized gain (loss) on shares redeemed...             0             0              0        (62,342)      107,984       107,543
  Net change in unrealized gain (loss) on...
    investments.............................             0             0              0     (1,453,759)      242,854      (702,474)
                                              ------------  ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................     4,949,902     4,565,098      4,433,677     (2,160,504)    8,454,323     9,034,562
                                              ------------  ------------   ------------   ------------  ------------  ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments...............    29,999,800    37,611,988     43,029,352     23,078,475    26,569,268    27,918,752
  Policy Loans..............................    (3,827,696)   (2,736,768)    (2,616,136)    (3,188,191)   (3,179,538)   (2,676,866)
  Policy Loan Repayments and Interest ......     2,588,192     1,950,095      1,685,370      2,135,135     1,591,062     1,259,455
  Surrenders, Withdrawals and Death
    Benefits................................   (11,775,018)   (9,187,944)   (11,469,314)    (8,911,486)   (7,722,756)   (7,179,534)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option....................     2,629,991    (4,007,277)   (27,263,357)      (138,588)    3,018,103    (3,556,460)
  Deferred Sales and Other Charges..........    (8,860,933)   (8,713,945)   (10,301,958)   (10,654,538)  (10,752,740)  (11,908,704)
                                              ------------  ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS.................    10,754,336    14,916,149     (6,936,043)     2,320,807     9,523,399     3,856,643
                                              ------------  ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT [Note 7]...             0    (1,854,444)      (147,721)             0        15,863      (196,475)
                                              ------------  ------------   ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....    15,704,238    17,626,803     (2,650,087)       160,303    17,993,585    12,694,730
NET ASSETS
  Beginning of year.........................   112,731,079    95,104,276     97,754,363    147,114,992   129,121,407   116,426,677
                                              ------------  ------------   ------------   ------------  ------------  ------------
  End of year...............................  $128,435,317  $112,731,079   $ 95,104,276   $147,275,295  $147,114,992  $129,121,407
                                              ============  ============   ============   ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A9

                                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
                                                               FLEXIBLE
                   EQUITY                                       MANAGED
                  PORTFOLIO                                    PORTFOLIO
----------------------------------------------   ----------------------------------------------
      1999            1998           1997             1999           1998           1997
--------------  --------------  --------------   --------------  --------------  --------------
$   15,332,804  $   16,665,190  $   19,974,703   $  (10,436,311) $   36,226,274  $   29,285,286
   188,845,438     165,422,738      73,183,544       16,843,257     147,043,667     201,042,079
    27,402,970      14,951,173       7,311,176        2,080,576       2,295,592       3,097,268

   (58,596,445)    (78,932,919)    158,043,072       91,955,490     (58,722,618)    (37,001,732
--------------  --------------  --------------   --------------  --------------  --------------


   172,984,767     118,106,182     258,512,495      100,443,012     126,842,915     196,422,901
--------------  --------------  --------------   --------------  --------------  --------------


   222,112,390     285,120,763     293,586,658      155,685,002     206,491,305     230,098,301
   (46,925,941)    (45,013,313)    (36,815,052)     (33,487,354)    (34,928,110)    (29,768,329
    25,863,007      21,138,295      15,156,086       20,075,111      17,294,994      13,061,811

   (94,909,037)    (97,071,175)    (79,836,234)     (67,752,219)    (79,498,303)    (69,955,243

   (59,651,177)     (7,299,784)        281,061      (36,216,054)    (18,229,089)    (12,348,231
  (122,798,555)   (131,817,860)   (137,177,962)     (98,917,196)   (106,307,492)   (115,580,696
--------------  --------------  --------------   --------------  --------------  --------------



   (76,309,313)     25,056,926      55,194,557      (60,612,710)    (15,176,695)     15,507,613
--------------  --------------  --------------   --------------  --------------  --------------


             0        (134,891)     (1,730,961)               0        (115,363)       (332,076
--------------  --------------  --------------   --------------  --------------  --------------

    96,675,454     143,028,217     311,976,091       39,830,302     111,550,857     211,598,438

 1,516,736,886   1,373,708,669   1,061,732,578    1,460,736,333   1,349,185,476   1,137,587,038
--------------  --------------  --------------   --------------  --------------  --------------
$1,613,412,340  $1,516,736,886  $1,373,708,669   $1,500,566,635  $1,460,736,333  $1,349,185,476
==============  ==============  ==============   ==============  ==============  ==============

----------------------------------------------
               CONSERVATIVE
                 BALANCED
                 PORTFOLIO
----------------------------------------------
      1999           1998            1997
--------------  --------------  --------------
$   37,417,048  $   38,075,780  $   38,402,245
     6,358,209      65,867,708     110,154,176
     2,277,146       1,526,727       2,680,112

    18,533,490       6,236,915     (36,006,094)
--------------  --------------  --------------


    64,585,893     111,707,130     115,230,439
--------------  --------------  --------------


   122,128,969     172,963,578     193,920,159
   (23,665,043)    (24,402,529)    (21,017,180)
    15,558,408      13,921,518      10,130,000

   (64,392,473)    (68,346,109)    (68,407,322)

   (27,102,834)    (16,607,607)    (19,240,097)
   (84,858,651)    (91,363,858)   (100,869,775)
--------------  --------------  --------------



   (62,331,624)    (13,835,007)     (5,484,215)
--------------  --------------  --------------


             0         (57,837)         98,440
--------------  --------------  --------------

     2,254,269      97,814,286     109,844,664

 1,126,162,749   1,028,348,463     918,503,799
--------------  --------------  --------------
$1,128,417,018  $1,126,162,749  $1,028,348,463
==============  ==============  ==============


        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A10

                            FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                      SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                               ZERO COUPON                               HIGH YIELD
                                                                BOND 2000                                   BOND
                                                                PORTFOLIO                                 PORTFOLIO
                                                ----------------------------------------  ----------------------------------------
                                                     1999         1998          1997          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss)...............   $   (101,677) $    890,152  $    924,274  $   (404,728) $  8,610,590  $  7,594,709
  Capital gains distributions received.......         36,915       267,168       804,923             0             0             0
  Realized gain (loss) on shares redeemed....         34,751        60,617        46,554      (966,582)     (243,731)      311,580
  Net change in unrealized gain (loss) on
    investments..............................        334,605       153,354      (497,282)    4,891,833   (11,461,047)    2,620,272
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................        304,594     1,371,291     1,278,469     3,520,523    (3,094,188)   10,526,561
                                                ------------  ------------  ------------  ------------  ------------  ------------
PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS
  Contract Owner Net Payments................      2,253,874     3,242,362     4,066,622    15,705,252    20,544,444    19,451,504
  Policy Loans...............................       (513,608)     (644,425)     (515,179)   (2,428,091)   (2,652,877)   (2,378,667)
  Policy Loan Repayments and Interest........        399,503       360,153       224,553     1,801,343     1,492,709     1,433,405
  Surrenders, Withdrawals and Death
    Benefits.................................     (1,426,761)   (1,526,453)   (1,236,692)   (6,795,370)   (7,617,762)   (6,747,487)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option.....................     (1,169,148)   (1,096,463)   (1,986,651)   (7,871,916)      945,487    (2,355,030)
  Deferred Sales and Other Charges...........     (1,418,736)   (1,619,003)   (1,957,807)   (7,570,585)   (8,497,933)   (9,029,043)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS........................     (1,874,876)   (1,283,829)   (1,405,154)   (7,159,367)    4,214,068       374,682
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNTS [Note 7]..........              0        (8,240)      (63,959)            0       (42,474)     (110,168)
                                                ------------  ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......     (1,570,282)       79,222      (190,644)   (3,638,844)    1,077,406    10,791,075
NET ASSETS
  Beginning of year..........................     19,961,108    19,881,886    20,072,530    92,745,342    91,667,936    80,876,861
                                                ------------  ------------  ------------  ------------  ------------  ------------
  End of year................................   $ 18,390,826  $ 19,961,108  $ 19,881,886  $ 89,106,498  $ 92,745,342  $ 91,667,936
                                                ============  ============  ============  ============  ============  ============

         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A11

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                   STOCK                                     EQUITY                                   NATURAL
                   INDEX                                     INCOME                                  RESOURCES
                 PORTFOLIO                                  PORTFOLIO                                PORTFOLIO
------------------------------------------  ----------------------------------------  ----------------------------------------
     1999           1998          1997          1999          1998          1997          1999          1998          1997
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    3,450,305  $  3,884,531  $  4,312,113  $  7,591,135  $  9,079,311  $  7,076,399    $  (32,338) $    124,438    $ (321,842)
    12,472,929    12,847,130    17,197,911    53,052,638    27,501,162    39,390,070             0     6,263,457    16,426,552
    19,189,378     6,237,946     6,786,808     7,546,600       (99,580)    3,982,449      (996,568)   (1,250,821)    1,240,093

   136,915,479   153,992,330   113,415,557   (16,047,855)  (52,611,025)   59,248,683    44,575,398   (26,817,989)  (35,487,893)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   172,028,091   176,961,937   141,712,389    52,142,518   (16,130,132)  109,697,601    43,546,492   (21,680,915)  (18,143,090)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   128,537,549   139,848,176   126,688,004    72,746,641    95,299,141    79,016,436    19,035,268    29,732,123    35,927,519
   (27,496,074)  (21,632,900)  (15,814,797)  (11,949,900)  (12,921,751)   (9,558,454)   (3,632,049)   (3,757,335)   (4,989,959)
    14,533,537     8,895,587     5,919,148     7,032,090     5,682,713     3,893,428     2,491,659     2,389,809     2,524,073

   (53,330,346)  (40,266,311)  (32,499,126)  (28,641,449)  (27,141,623)  (21,564,128)   (7,347,934)   (9,543,364)  (10,791,367)

    55,524,073    22,168,188    30,361,425   (30,030,572)    9,043,514    21,482,832    (7,955,642)  (15,621,028)   (3,663,884)
   (68,714,043)  (62,397,410)  (56,128,875)  (37,398,609)  (40,729,679)  (36,599,080)   (9,809,178)  (11,289,685)  (16,073,256)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------



    49,054,696    46,615,330    58,525,779   (28,241,799)   29,232,315    36,671,034    (7,217,876)   (8,089,480)    2,933,126
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


             0       111,800      (910,143)            0       139,884      (393,762)            0       (97,825)     (148,013)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

   221,082,787   223,689,067   199,328,025    23,900,719    13,242,067   145,974,873    36,328,616   (29,868,220)  (15,357,977)

   845,861,223   622,172,156   422,844,131   454,271,316   441,029,249   295,054,376   100,784,964   130,653,184   146,011,161
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$1,066,944,010  $845,861,223  $622,172,156  $478,172,035  $454,271,316  $441,029,249  $137,113,580  $100,784,964  $130,653,184
==============  ============  ============  ============  ============  ============  ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A12

                            FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                                                                        GOVERNMENT
                                                               GLOBAL                                     INCOME
                                                              PORTFOLIO                                  PORTFOLIO
                                               ----------------------------------------  ----------------------------------------
                                                   1999          1998          1997          1999          1998          1997
                                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).............    $   (433,251) $    895,696  $    595,128  $   (558,812) $  3,959,534  $  4,189,648
  Capital gains distributions received.....       1,189,193     5,918,263     5,120,114             0             0             0
  Realized gain (loss) on shares redeemed..       3,166,922     1,375,609       309,311       202,656       289,366        44,975
  Net change in unrealized gain (loss) on
    investments............................      67,191,804    18,668,316      (917,843)   (2,381,684)    1,952,252     1,925,166
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................      71,114,668    26,857,884     5,106,710    (2,737,840)    6,201,152     6,159,789
                                               ------------  ------------  ------------  ------------  ------------  ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments..............      30,573,669    35,377,261    34,211,689     9,581,320    13,880,043    15,732,416
  Policy Loans.............................      (4,548,965)   (3,157,015)   (2,628,076)   (1,721,711)   (1,989,148)   (1,668,544)
  Policy Loan Repayments and Interest......       2,204,939     1,774,955     1,262,980     1,350,789       898,042       767,258
  Surrenders, Withdrawals and Death
    Benefits...............................      (8,960,008)   (8,032,750)   (7,075,480)   (4,700,068)   (5,652,510)   (5,308,280)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option...................       8,628,134    (6,124,691)    4,870,997    (3,068,530)    1,151,981    (6,634,816)
  Deferred Sales and Other Charges.........     (13,826,989)  (12,788,521)  (13,085,971)   (6,002,933)   (6,654,093)   (7,709,072)
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS............      14,070,780     7,049,239    17,556,139    (4,561,133)    1,634,315    (4,821,038)
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNTS [Note 7]........               0      (110,095)     (317,463)            0        (9,785)     (923,259)
                                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS....      85,185,448    33,797,028    22,345,386    (7,298,973)    7,825,682       415,492

NET ASSETS
  Beginning of year........................     142,307,176   108,510,148    86,164,762    82,088,176    74,262,494    73,847,002
                                               ------------  ------------  ------------  ------------  ------------  ------------
  End of year..............................    $227,492,624  $142,307,176  $108,510,148  $ 74,789,203  $ 82,088,176  $ 74,262,494
                                               ============  ============  ============  ============  ============  ============

        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A13

                                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
              ZERO COUPON                                PRUDENTIAL                           SMALL CAPITALIZATION
               BOND 2005                                  JENNISON                                   STOCK
               PORTFOLIO                                  PORTFOLIO                                PORTFOLIO
----------------------------------------  ----------------------------------------  ----------------------------------------
    1999          1998          1997          1999          1998          1997          1999          1998          1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 $  (134,478)  $ 1,177,249  $  1,167,434  $ (1,574,865) $   (635,561) $   (281,961) $   (722,960) $    (50,110) $     10,328
           0        29,253       489,749    18,100,277     2,902,977     5,052,341     1,918,174     5,935,686     4,897,323
     173,356       164,197        71,812     1,956,464       453,639       525,215      (120,414)     (102,881)       46,921

  (1,723,392)    1,406,685       526,125    99,641,732    42,669,927    10,743,964    12,549,193    (7,230,189)    5,112,289
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


  (1,684,514)    2,777,384     2,255,120   118,123,608    45,390,982    16,039,559    13,623,993    (1,447,494)   10,066,861
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   4,018,488     4,711,062     5,574,118    78,282,647    57,263,567    34,294,641    33,299,141    36,924,377    24,433,471
    (686,257)     (669,881)     (467,791)  (10,302,874)   (4,014,420)   (1,732,453)   (2,635,093)   (2,138,180)   (1,222,173)
     489,420       324,154       216,018     3,885,895     1,563,575       744,576     1,315,700     1,083,949       675,140

  (1,806,470)   (1,903,102)   (1,546,854)  (17,393,950)   (7,435,590)   (3,227,110)   (6,184,134)   (4,861,386)   (2,326,066)

    (266,565)    1,015,999    (2,416,503)  115,758,631    39,232,682    16,630,147    (1,129,735)    7,146,825    23,570,817
  (2,105,602)   (2,279,627)   (2,536,288)  (32,069,991)  (19,483,871)  (11,791,465)  (12,025,009)  (11,395,563)   (7,984,667)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


    (356,986)    1,198,605    (1,177,300)  138,160,358    67,125,943    34,918,336    12,640,870    26,760,022    37,146,522
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


           0       (11,329)     (648,770)            0         9,553      (773,643)            0      (201,407)     (151,200)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

  (2,041,500)    3,964,660       429,050   256,283,966   112,526,478    50,184,252    26,264,863    25,111,121    47,062,183

  27,213,641    23,248,981    22,819,931   203,957,589    91,431,111    41,246,859   100,578,460    75,467,339    28,405,156
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 25,172,141  $ 27,213,641  $ 23,248,981  $460,241,555  $203,957,589  $ 91,431,111  $126,843,323  $100,578,460  $ 75,467,339
============  ============  ============  ============  ============  ============  ============  ============  ============

    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A14

                       NOTES TO FINANCIAL STATEMENTS OF
                  THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT
                               DECEMBER 31, 1999

NOTE 1:   GENERAL

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred Life ("SVUL") and Prudential Variable Universal Life ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are twenty subaccounts within the Account. SVUL contracts offer the option to invest in fifteen of these subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments -- The investments in shares of the Series Fund are stated
          -----------
          at the net asset value of the respective portfolio.

          Security Transactions -- Realized gains and losses on security
          ---------------------
          transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received -- Dividend and capital gain distributions
          ----------------------
          received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Receivable from (Payable to) the Prudential Insurance Company of
          ----------------------------------------------------------------
          America -- At times, Prudential may owe an amount to or expect to
          -------
          receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Prudential. The receivable and or payable does not have an effect on the contract owner's account or the related unit value.

                                      A15

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1999 were as follows:

                                                                       PORTFOLIOS
                                          --------------------------------------------------------------------------
                                             MONEY       DIVERSIFIED                     FLEXIBLE     CONSERVATIVE
                                             MARKET         BOND          EQUITY          MANAGED       BALANCED
                                          ------------  ------------  --------------  --------------  --------------
          Number of shares (rounded):       12,815,652    13,449,269      55,840,859      85,086,748      73,482,757
          Net asset value per share:      $      10.00  $      10.95  $        28.90  $        17.64  $        15.36
          Cost:                           $128,156,517  $147,348,631  $1,401,222,298  $1,418,591,980  $1,089,256,700

                                                                  PORTFOLIOS (CONTINUED)
                                           -------------------------------------------------------------------------
                                              ZERO
                                           COUPON BOND      HIGH          STOCK           EQUITY         NATURAL
                                               2000      YIELD BOND       INDEX           INCOME        RESOURCES
                                          ------------  ------------  --------------  --------------  --------------
          Number of shares (rounded):        1,414,170    11,862,233      23,997,330      24,503,326       7,891,068
          Net asset value per share:      $      12.99  $       7.52  $        44.45  $        19.52  $        17.38
          Cost:                           $ 17,875,241  $ 93,765,778  $  516,310,665  $  438,134,700  $  123,307,830

                                                                  PORTFOLIOS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                                           ZERO                           SMALL
                                                         GOVERNMENT     COUPON BOND     PRUDENTIAL    CAPITALIZATION
                                             GLOBAL        INCOME          2005          JENNISON         STOCK
                                          ------------  ------------  --------------  --------------  --------------
          Number of shares (rounded):        7,338,416     6,475,875       1,993,723      14,187,524       7,800,995
          Net asset value per share:      $      30.98  $      11.55  $        12.68  $        32.39  $        16.25
          Cost:                           $130,485,556  $ 73,646,381  $   24,290,856  $  303,184,238  $  114,103,853

NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                                                     SUBACCOUNTS
                                                     -----------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                                        MARKET           BOND          EQUITY           MANAGED       BALANCED
                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + Face - rounded).....       51,251,764      40,083,700     185,263,952     255,543,582     203,089,476
          Unit Value (PVAL $100,000 +
            Face - rounded)......................    $     1.73699   $     2.28553  $      5.21569  $      3.61436  $      3.00432
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Equity (PVAL
            $100,000 + Face - rounded)...........    $  89,023,802   $  91,612,499  $  966,279,341  $  923,626,503  $  610,145,775
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Units Outstanding
            (PVAL - rounded).....................       17,905,506      23,058,385     125,562,626     163,120,068     176,543,038
          Unit Value (PVAL)......................    $     1.68239   $     2.21278  $      5.05053  $      3.49968  $      2.90888
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Equity (PVAL)...........    $  30,124,044   $  51,023,134  $  634,157,808  $  570,868,038  $  513,542,512
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Units Outstanding
            (SVUL - rounded).....................        7,751,781       3,921,851       7,025,051       3,824,994       3,116,363
          Unit Value (SVUL)......................    $     1.18187   $     1.16944  $      1.78856  $      1.56150  $      1.48415
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Equity (SVUL)...........    $   9,161,597   $   4,586,370  $   12,564,726  $    5,972,729  $    4,625,149
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Units Outstanding
            (VUL - rounded)......................          109,567          47,058         269,926          72,061          77,472
          Unit Value (VUL).......................    $     1.14883   $     1.13250  $      1.52066  $      1.37891  $      1.33701
                                                     -------------   -------------  --------------  --------------  --------------
          Contract Owner Equity (VUL)............    $     125,874   $      53,293  $      410,466  $       99,366  $      103,581
                                                     -------------   -------------  --------------  --------------  --------------
          TOTAL CONTRACT OWNER EQUITY............    $ 128,435,317   $ 147,275,295  $1,613,412,340  $1,500,566,635  $1,128,417,018
                                                     =============   =============  ==============  ==============  ==============

                                      A16

                                                                                SUBACCOUNTS (Continued)
                                                      -----------------------------------------------------------------------------
                                                       Zero Coupon     High Yield        Stock           Equity         Natural
                                                        Bond 2000         Bond           Index           Income        Resources
                                                        Portfolio       Portfolio      Portfolio        Portfolio      Portfolio
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL $100,000 + Face - rounded).....       4,099,805      21,615,879      98,996,699      69,992,249      25,412,719
            Unit Value (PVAL $100,000 + Face
              - rounded)...........................   $     2.64483   $     2.40134  $      6.75269  $      4.53247  $      3.17306
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity (PVAL 100,000 +
              Face - rounded)......................   $  10,843,287   $  51,907,075  $  668,494,019  $  317,237,766  $   80,636,082
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL - rounded).....................       2,947,589      15,046,988      56,886,231      35,247,759      18,211,187
            Unit Value (PVAL)......................   $     2.56058   $     2.32577  $      6.53757  $      4.38754  $      3.07258
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity (PVAL)...........   $   7,547,539   $  34,995,832  $  371,897,719  $  154,650,954  $   55,955,329
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (SVUL - rounded).....................             N/A       1,747,498      10,333,413       3,409,447         392,042
            Unit Value (SVUL)......................             N/A   $     1.23564  $      2.49636  $      1.80209  $      1.33192
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity (SVUL)...........             N/A   $   2,159,279  $   25,795,918  $    6,144,131  $      522,169
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (VUL - rounded)......................             N/A          38,612         373,683          92,114             N/A
            Unit Value (VUL).......................             N/A   $     1.14763  $      2.02405  $      1.51100             N/A
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity (VUL)............             N/A   $      44,313  $      756,354  $      139,184             N/A
                                                      -------------   -------------  --------------  --------------  --------------
            TOTAL CONTRACT OWNER EQUITY............   $  18,390,826   $  89,106,498  $1,066,944,010  $  478,172,035  $  137,113,580
                                                      =============   =============  ==============  ==============  ==============

                                                                                  SUBACCOUNTS (Continued)
                                                      -----------------------------------------------------------------------------
                                                                                                                         Small
                                                                       Government     Zero Coupon      Prudential    Capitalization
                                                         Global          Income        Bond 2005        Jennison         Stock
                                                        Portfolio       Portfolio      Portfolio        Portfolio      Portfolio
                                                      -------------   -------------  --------------  --------------  --------------
               ....................................
            Contract Owner Units Outstanding
              (PVAL $100,000 + Face - rounded).....      63,942,723      21,761,201       6,612,997      90,695,791      45,283,520
            Unit Value (PVAL $100,000 + Face
              - rounded)...........................   $     2.58864   $     2.07768  $      2.49098  $      3.59559  $      1.95551
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity (PVAL $100,000 +
              Face - rounded)......................   $ 165,524,691   $  45,212,812  $   16,472,844  $  326,104,880  $   88,552,376
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL - rounded).....................      19,984,699      14,170,479       3,283,416      33,000,756      14,135,736
            Unit Value (PVAL)......................   $     2.54551   $     2.01244  $      2.41301  $      3.54619  $      1.92826
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity
              (PVAL)...............................   $  50,871,251   $  28,517,238  $    7,922,916  $  117,026,949  $   27,257,375
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (SVUL - rounded).....................       4,784,406         917,325         673,457       5,413,683       6,497,063
            Unit Value (SVUL)......................   $     2.28529   $     1.15461  $      1.15283  $      3.08973  $      1.69824
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity (SVUL)...........   $  10,933,754   $   1,059,153  $      776,381  $   16,726,819  $   11,033,572
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (VUL - rounded)......................          81,828             N/A             N/A         153,493             N/A
            Unit Value (VUL).......................   $     1.99111             N/A             N/A  $      2.49462             N/A
                                                      -------------   -------------  --------------  --------------  --------------
            Contract Owner Equity (VUL)............   $     162,928             N/A             N/A  $      382,907             N/A
                                                      -------------   -------------  --------------  --------------  --------------
            TOTAL CONTRACT OWNER EQUITY............   $ 227,492,624   $  74,789,203  $   25,172,141  $  460,241,555  $  126,843,323
                                                      =============   =============  ==============  ==============  ==============

Note 5:     Charges And Expenses

            A.   Mortality Risk and Expense Risk Charges

                 The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL, SVUL, and PVUL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

            B.   Deferred Sales Charge

                 A deferred sales charge is imposed upon surrenders of PVAL and VUL variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

                                      A17

          C.   Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D.   Expense Reimbursement

               PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

               SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

          E.   Cost of Insurance and Other Related Charges

               Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment for PVAL, SVUL, and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

Note 6:   Taxes

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 7:   Net Increase (Decrease) in Net Assets Retained in The Account

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998, Prudential no longer maintains a position in the account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                      A18

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                                            SUBACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                                           MONEY                                        DIVERSIFIED
                                                           MARKET                                          BOND
                                                          PORTFOLIO                                      PORTFOLIO
                                          ---------------------------------------        -----------------------------------------
                                               1999         1998         1997                1999           1998          1997
                                          ------------- ------------ ------------        ------------   ------------  ------------
          Contract Owner Contributions:    120,477,063   69,014,332   65,667,687          22,216,255     19,897,577    16,213,787
          Contract Owner Redemptions:     (114,736,198) (57,752,616) (69,425,851)        (20,070,222)   (15,092,779)  (14,250,810)

                                                                              SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                                                                                        FLEXIBLE
                                                          EQUITY                                         MANAGED
                                                         PORTFOLIO                                      PORTFOLIO
                                          ---------------------------------------        -----------------------------------------
                                               1999         1998         1997                1999           1998          1997
                                          ------------- ------------ ------------        ------------   ------------  ------------
          Contract Owner Contributions:     60,448,440   81,572,816   92,473,729          55,689,347     76,938,185    93,973,164
          Contract Owner Redemptions:      (74,869,027) (74,174,443) (76,628,697)        (72,365,779)   (81,055,189)  (87,813,519)

                                                                              SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                                        CONSERVATIVE                                    ZERO COUPON
                                                          BALANCED                                       BOND 2000
                                                          PORTFOLIO                                      PORTFOLIO
                                          ---------------------------------------        -----------------------------------------
                                               1999         1998         1997                1999           1998          1997
                                          ------------- ------------ ------------        ------------   ------------  ------------
          Contract Owner Contributions:     53,724,364   78,380,210   93,048,913           1,680,934      1,980,913     1,934,757
          Contract Owner Redemptions:      (74,929,420) (82,911,926) (94,880,956)         (2,405,244)    (2,493,753)   (2,549,332)

                                                                              SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                                         HIGH YIELD                                        STOCK
                                                            BOND                                           INDEX
                                                          PORTFOLIO                                      PORTFOLIO
                                          ---------------------------------------        -----------------------------------------
                                               1999         1998         1997                1999           1998          1997
                                          ------------- ------------ ------------        ------------   ------------  ------------
          Contract Owner Contributions:     19,247,980   19,318,322   17,186,033          47,997,403     45,264,098    50,408,149
          Contract Owner Redemptions:      (22,299,293) (16,933,871) (16,878,090)        (36,168,261)   (34,390,053)  (34,222,528)

                                                                              SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                                           EQUITY                                         NATURAL
                                                           INCOME                                        RESOURCES
                                                          PORTFOLIO                                      PORTFOLIO
                                          ---------------------------------------        -----------------------------------------
                                               1999         1998        1997                 1999           1998          1997
                                          ------------- ------------ ------------        ------------   ------------  ------------
          Contract Owner Contributions:     27,292,681   34,330,488   34,569,866          13,026,517     15,093,093    18,586,440
          Contract Owner Redemptions:      (33,584,226) (26,544,454) (24,004,754)        (15,783,619)   (18,219,964)  (17,455,643)

                                                                              SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                                                                                         GOVERNMENT
                                                           GLOBAL                                         INCOME
                                                          PORTFOLIO                                      PORTFOLIO
                                          ---------------------------------------        -----------------------------------------
                                               1999         1998        1997                 1999           1998          1997
                                          ------------- ------------ ------------        ------------   ------------  ------------
          Contract Owner Contributions:     42,507,388   32,534,226   37,198,997           9,143,771     12,383,025    10,260,445
          Contract Owner Redemptions:      (35,405,377) (27,960,335) (24,567,571)        (11,091,943)   (11,507,261)  (12,866,478)

                                                                              SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                                         ZERO COUPON                                     PRUDENTIAL
                                                          BOND 2005                                       JENNISON
                                                          PORTFOLIO                                      PORTFOLIO
                                          ---------------------------------------        -----------------------------------------
                                               1999         1998         1997                1999           1998          1997
                                          ------------- ------------ ------------        ------------   ------------  ------------
          Contract Owner Contributions:      5,288,563    3,651,972    2,986,424          81,466,185     53,654,104    36,782,725
          Contract Owner Redemptions:       (5,103,196)  (3,174,685)  (3,539,701)        (33,061,952)   (22,113,796)  (16,099,947)

                                                   SUBACCOUNTS (CONTINUED)
                                           -------------------------------------
                                                    SMALL CAPITALIZATION
                                                           STOCK
                                                         PORTFOLIO
                                           -------------------------------------
                                               1999         1998        1997
                                           -----------   ----------   ----------
          Contract Owner Contributions:     44,995,701   38,172,591   38,237,386
          Contract Owner Redemptions:      (37,335,362) (22,883,043) (15,077,042)

                                     A19

NOTE  9:  PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1999 were as follows:

                                                                                    PORTFOLIOS
                                                  ------------------------------------------------------------------------------

                                                       MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                      MARKET           BOND           EQUITY          MANAGED         BALANCED
                                                  --------------   -------------  --------------  --------------   -------------
          Purchases............................   $ 114,836,682    $ 16,588,379   $  50,382,471   $  26,327,058    $ 20,526,529
          Sales................................   $(105,181,605)   $(15,317,628)  $(137,552,449)  $ (97,078,848)   $(90,804,045)

                                                                              PORTFOLIOS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                    ZERO COUPON
                                                       BOND         HIGH YIELD         STOCK          EQUITY         NATURAL
                                                       2000            BOND            INDEX          INCOME        RESOURCES
                                                  --------------   -------------  --------------  --------------   -------------
          Purchases............................   $   1,305,363    $ 17,140,637   $  86,655,640   $  25,016,917    $  8,051,691
          Sales................................   $  (3,302,674)   $(24,858,455)  $ (44,538,967)  $ (56,411,286)   $(16,097,354)

                                                                              PORTFOLIOS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                                                    ZERO COUPON                        SMALL
                                                                    GOVERNMENT         BOND         PRUDENTIAL     CAPITALIZATION
                                                      GLOBAL          INCOME           2005          JENNISON          STOCK
                                                  --------------   -------------  --------------  --------------   -------------
          Purchases............................   $  44,133,526    $  5,513,391   $   5,194,522   $ 145,912,541    $ 39,818,481
          Sales................................   $ (31,322,697)   $(10,626,182)  $  (5,577,717)  $ (10,575,796)   $(27,977,731)

NOTE 10:  RELATED PARTY TRANSACTIONS

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 1999. Equity of contracts owners in the Flexible Managed subaccount at December 31, 1999 includes approximately $273 million owned by Prudential.

                                      A20

                    REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the Survivorship Preferred Life Subaccounts of the Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Survivorship Preferred Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of Americas management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                      A21

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

SURVIVORSHIP PREFERRED(R)
VARIABLE UNIVERSAL LIFE INSURANCE



Survivorship Preferred(R) is issued by The Prudential Insurance Company of America and offered through Pruco Securities Corporation, a subsidiary of Prudential, both located at 751 Broad Street, Newark, NJ 07102-3777. Prudential Survivorship Preferred is a registered mark of Prudential.




[LOGO OF PRUDENTIAL]



The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777
Telephone: 800 782-5356


SVUL-1 Ed. 5/2000 CAT# 64M631J

                                    PART II

                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Survivorship Preferred Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the depositor.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 118 pages.

The undertaking to file reports

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1.  PricewaterhouseCoopers, LLP
  2.  Clifford E. Kirsch, Esq.
  3.  Ching-Meei Chang, MAAA, FSA

The following exhibits:
-----------------------

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A.  (1)   Resolution of Board of Directors of The Prudential Insurance
               Company of America establishing The Prudential Variable
               Appreciable Account. (Note 2)
         (2)   Not Applicable.
         (3)   Distributing Contracts:
               (a)  Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 3)
               (b)  Proposed form of Agreement between Pruco Securities
                    Corporation and independent brokers with respect to the Sale of the Contracts. (Note 3)
               (c)  Schedules of Sales Commissions. (Note 4)
         (4)   Not Applicable.

         (5)   Survivorship Preferred Variable Universal Life Insurance
               Contract: (Note 3)
         (6)   (a)  Charter of The Prudential Insurance Company of America, as
                    amended November 14, 1995. (Note 7)
               (b) By-laws of The Prudential Insurance Company of America, as amended May 12, 1998. (Note 9 )
         (7)   Not Applicable.
         (8)   Not Applicable.
         (9)   Not Applicable.
        (10)   (a)  Application Form. (Note 6)
               (b)  Supplement to the Application. (Note 3)
        (11)   Form of Notice of Withdrawal Right. (Note 3)
        (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 3)
        (13)   Available Contract Riders and Endorsements:
               (a)  Option to Exchange for Separate Contracts. (Note 3)
               (b) Rider for Term Insurance Benefit on Life of Second Insured to Die. (Note 3)
               (c)  Rider for Term Insurance Benefit. (Note 3)

   2. See Exhibit 1.A.(4).

   3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

   4. None.

   5. Not Applicable.

   6. Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)

   7. Powers of Attorney.
      (a)  F. Agnew, F. Becker, J.Cullen,
           C. Davis, R. Enrico, A. Gilmour,
           W. Gray, III, J. Hanson, G. Hiner, C. Horner,
           G. Kelley, B. Malkiel, A. Ryan, I. Schmertz,
           C. Sitter, D. Staheli, R. Thomson, J. Unruh,
           P. Vagelos, S. Van Ness, P. Volcker, J. Williams (Note 5)
      (b)  G. Casellas (Note 9)
      (c)  R. Carbone (Note 10)
      (d)  A. Piszel (Note 11)


(Note 1)   Filed herewith.
(Note 2) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6, Registration No. 33-20000, filed May 1, 1995.
(Note 3)   Incorporated by reference to Registrant's Form S-6, filed July 17,
           1995.
(Note 4) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed December 26, 1995.

(Note 5)   Incorporated by reference to Post-Effective Amendment No. 10 to
           Form S-1, Registration No. 33-20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 21 to Form S-6, Registration No. 33-20000, filed on April 19, 1999 on behalf of The Prudential Variable Appreciable Account.

(Note 7)   Incorporated by reference to Post-Effective Amendment No. 9 to
           Form S-
           1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997 on behalf of The Prudential Individual Variable Contract Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

(Note 10)  Incorporated by reference to Post-Effective Amendment No. 3 to
           Form N-4, Registration No. 333-23271, filed October 16, 1998 on behalf of The Prudential Discovery Select Group Variable Contract Account.

(Note 11)  Incorporated by reference to Post-Effective Amendment No. 4 to
           Form N-4, Registration No. 333-23271, filed February 23, 1999 on behalf of The Prudential Discovery Select Group Variable Contract Account.

                                     SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Effective Amendment to the Registration Statement pursuant to Rule 485(b)(1) and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 21st day of April, 2000.

(Seal)              The Prudential Variable Appreciable Account
                                    (Registrant)

                  By: The Prudential Insurance Company of America
                                    (Depositor)

Attest:  /s/ Thomas C. Castano            By:  /s/  Esther H. Milnes
         ------------------------              ------------------------
         Thomas C. Castano                     Esther H. Milnes
         Assistant Secretary                   Vice President and Actuary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 21st day of April, 2000.

             Signature and Title
             -------------------
/s/ *
--------------------------------------
Arthur F. Ryan
Chairman of the Board, President,
and Chief Executive Officer


/s/ *
--------------------------------------
Anthony S. Piszel
Senior Vice President and Controller

/s/ *
--------------------------------------
Richard J. Carbone
Senior Vice President and Chief
Financial Officer

/s/ *                                      *By:  /s/ Thomas C. Castano
--------------------------------------           ------------------------------
Franklin E. Agnew                                Thomas C. Castano
Director                                         (Attorney-in-Fact)

/s/ *
--------------------------------------
Frederic K. Becker
Director

/s/ *
--------------------------------------
Gilbert F. Casellas
Director

/s/ *
--------------------------------------
James G. Cullen
Director

/s/ *
--------------------------------------
Carolyne K. Davis
Director

/s/ *
--------------------------------------
Roger A. Enrico
Director

/s/*
-------------------------------------
Allan D. Gilmour
Director

/s/ *
-------------------------------------
William H. Gray, III
Director

/s/ *
-------------------------------------
Jon F. Hanson
Director

/s/ *
-------------------------------------
Glen H. Hiner, Jr.
Director

/s/ *
-------------------------------------
Constance J. Horner
Director

/s/ *
-------------------------------------
Gaynor N. Kelley
Director

/s/ *
-------------------------------------
Burton G. Malkiel
Director

/s/*                                        *By:  /s/ Thomas C. Castano
-------------------------------------             ----------------------------
Ida F.S. Schmertz                                 Thomas C. Castano
Director                                          (Attorney-in-Fact)

/s/*
-------------------------------------
Charles R. Sitter
Director

/s/*
-------------------------------------
Donald L. Staheli
Director

/s/ *
-------------------------------------
Richard M. Thomson
Director

/s/ *
-------------------------------------
James A. Unruh
Director

/s/ *
-------------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
-------------------------------------
Stanley C. Van Ness
Director

/s/ *
-------------------------------------
Paul A. Volcker
Director

/s/ *
-------------------------------------
Joseph H. Williams
Director

                                 EXHIBIT INDEX



     Consent of PricewaterhouseCoopers llp, independent accountants.

3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.

6. Opinion and Consent of Ching-Meei Chang, MAAA, FSA as to actuarial matters pertaining to the securities being registered.

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 5 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 17, 2000, relating to the financial statements of the Survivorship Preferred Life Subaccounts of the Prudential Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 21, 2000, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 21, 2000